Exhibit 4.5

CONFIDENTIAL TREATMENT

PURCHASE AGREEMENT NUMBER 3256

between

THE BOEING COMPANY

and

LAN AIRLINES S.A.

Relating to Boeing Model 787-916/-816 Aircraft

P.A. No. 3256
BOEING PROPRIETARY

TABLE OF CONTENTS

Page Number	ARTICLES		SA NUMBER
4	1.	Quantity, Model and Description
4	2.	Delivery Schedule
4	3.	Price
5	4.	Payment
5	5.	Additional Terms

TABLE
9	1-ROLLS	787-916 Aircraft Information Table
10	1-GENX	787-916 Aircraft Information Table
11	1-ROLLS	787-816 Aircraft Information Table
12	1-GENX	787-816 Aircraft Information Table

EXHIBIT
13	A 787-916	Aircraft Configuration
15	A 787-816	Aircraft Configuration
17	B.	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS
22	AE1	Escalation Adjustment/Airframe and Optional Features
27	BFE1	Buyer Furnished Equipment Variables
31	CS1	Customer Support Document
47		Attachment A to the Customer Support Document
49	EEl. ROLLS	Engine Escalation And Engine Warranty
54	EEl. GENX	Engine Escalation And Engine Warranty
59	SLP1.	Service Life Policy Components

LETTER AGREEMENTS
64	3256-01	787 Spare Parts Initial Provisioning
71	3256-02	Open Configuration Matters
80	3256-03	787 e-Enabling Letter Agreement
83	3256-04	787 Spare Parts Commitment
92	6-1162-ILK-0310	[***]
99	6-1162-ILK-0310	[***]
101	6-1162-ILK-0310	[***]

P.A. No. 3256	i
BOEING PROPRIETARY

TABLE OF CONTENTS, continued

Page Number		LETTER AGREEMENTS, continued	SA NUMBER
102	6-1162-ILK-0310	[***]
116	6-1162-ILK-0310	[***]
126	6-1162-ILK-0311	[***]
173	6-1162-ILK-0312	Promotional Support (First of Minor Model)
177	6-1162-ILK-0313	EULA Special Matters
180	6-1162-ILK-0314	[***]
184	6-1162-ILK-0315	[***]
191	6-1162-ILK-0316	[***]
196	6-1162-ILK-0317	Option Aircraft
200	6-1162-ILK-0317	Attachment 1 to Option Aircraft
202	6-1162-ILK-0318	Alternate Engine Selection
205	6-1162-ILK-0319	[***]
212	6-1162-ILK-0319	[***]
217	6-1162-ILK-0320	[***]
221	6-1162-ILK-0321	Demonstration Flight Waiver
224	6-1162-ILK-0322	[***]
228	6-1162-ILK-0323	[***]
237	6-1162-ILK-0324	[***]
N/A	6-1162-ILK-0325	[***]
241	6-1162-ILK-0326	[***]
243	6-1162-ILK-0326	[***]
244	6-1162-ILK-0326	[***]
245	6-1162-ILK-0327	Performance Guarantees 787-916/-816
395	6-1162-ILK-0328	[***]
451	6-1162-ILK-0329	[***]
453	6-1162-ILK-0330	[***]
459	6-1162-ILK-0331	[***]

P.A. No. 3256	ii
BOEING PROPRIETARY

Purchase Agreement No. 3256

between

The Boeing Company

and

LAN Airlines S.A.

This Purchase Agreement No. 3256 dated as of 29th day of October of 2007 between The Boeing Company (Boeing) and LAN Airlines S.A. (Customer) relating to the purchase and sale of Model 787-916/-816 aircraft together with all tables, exhibits, supplemental exhibits, letter agreements and other attachments thereto, if any, (Purchase Agreement) incorporates the terms and conditions of the Aircraft General Terms Agreement dated as of the 9th of May of 1997 between the parties, identified as AGTA-LAN (AGTA).

Article 1. Quantity, Model, Description and Inspection.

The aircraft to be delivered to Customer will be designated as Model 787-916/-816 aircraft (the Aircraft). Boeing will manufacture and sell to Customer Aircraft conforming to the configuration described in Exhibit A in the quantities listed in Table 1 ROLLS and Table 1 GENX to the Purchase Agreement. [***]

Article 2. Delivery Schedule.

[***] the scheduled months of delivery of the Aircraft are listed in the attached Table 1 ROLLS and Table 1 GENX. Exhibit B describes certain responsibilities for both Customer and Boeing in order to accomplish the delivery of the Aircraft.

Article 3. Price.

3.1 Aircraft Basic Price. The Aircraft Basic Price is listed in Table 1 ROLLS and Table 1 GENX and is subject to escalation dollars.

P.A. No. 3256	1
BOEING PROPRIETARY

3.2 Advance Payment Base Prices. The Advance Payment Base Prices listed in Table 1 ROLLS and Table 1 GENX were calculated utilizing the latest escalation factors available to Boeing on the date of this Purchase Agreement projected to the month of scheduled delivery.

Article 4. Payment.

4.1 Boeing acknowledges receipt of a deposit in the amount shown in Table 1 ROLLS and Table 1 GENX for each Aircraft (Deposit).

4.2 The standard advance payment schedule for the Model 787-916/-816 aircraft requires Customer to make certain advance payments, expressed in a percentage of the Advance Payment Base Price of each Aircraft beginning with a payment of 1%, less the Deposit, on the effective date of the Purchase Agreement for the Aircraft. Additional advance payments for each Aircraft are due as specified in and on the first business day of the months listed in the attached Table 1 ROLLS and Table 1 GENX.

4.3 For any Aircraft whose scheduled month of delivery is less than 24 months from the date of this Purchase Agreement, the total amount of advance payments due for payment upon signing of this Purchase Agreement will include all advance payments which are past due in accordance with the standard advance payment schedule set forth in paragraph 4.2 above.

4.4 Customer will pay the balance of the Aircraft Price of each Aircraft at delivery.

Article 5. Additional Terms.

5.1 Aircraft Information Table. Table 1 ROLLS and Table 1 GENX each consolidate information contained in Articles 1, 2, 3 and 4 with respect to (i) quantity of Aircraft, (ii) applicable Detail Specification, (iii) month and year of scheduled deliveries, (iv) Aircraft Basic Price, (v) applicable escalation factors and (vi) Advance Payment Base Prices and advance payments and their schedules. [***]

5.2 Escalation Adjustment/Airframe and Optional Features. Supplemental Exhibit AE1 contains the applicable airframe and optional features escalation formula.

5.3 Buyer Furnished Equipment Variables. Supplemental Exhibit BFE1 contains vendor selection dates, on dock dates and other variables applicable to the Aircraft.

P.A. No. 3256	2
BOEING PROPRIETARY

5.4 Customer Support Variables. Information, training, services and other things furnished by Boeing in support of introduction of the Aircraft into Customer’s fleet are described in Supplemental Exhibit CS1. Supplemental Exhibit CS1 supersedes in its entirety Exhibit B to the AGTA, and, for clarity, all references to Exhibit B to the AGTA shall be deemed to refer to Supplemental Exhibit CS1 to the Purchase Agreement.

5.5 Engine Escalation Variables. Supplemental Exhibits EE1 (ROLLS and GENX) each describe the applicable engine escalation formula offered by each engine manufacturer and contains the engine warranty and the engine patent indemnity for the Aircraft. [***]

5.6 Service Life Policy Component Variables. Supplemental Exhibit SLP1 lists [***] covered by the Service Life Policy for the Aircraft (Covered Components). In addition, Part 3 of Exhibit C to the AGTA, entitled, “Service Life Policy.” is superseded in its entirety by Part 3 of Exhibit C to the AGTA, “Service Life Policy,” attached as Exhibit C to this Purchase Agreement.

5.7 Public Announcement. Boeing reserves the right to make a public announcement regarding Customer’s purchase of the Aircraft upon approval of Boeing’s press release by Customer’s public relations department or other authorized representative.

5.8 Negotiated Agreement; Entire Agreement. This Purchase Agreement, including the provisions of Article 8.2 of the AGTA relating to insurance, and Article 11 of Part 2 of Exhibit C of the AGTA relating to DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES, has been the subject of discussion and negotiation and is understood by the parties; the Aircraft Price and other agreements of the parties stated in this Purchase Agreement were arrived at in consideration of such provisions. This Purchase Agreement, including the AGTA, contains the entire agreement between the parties and supersedes all previous proposals, understandings, commitments or representations whatsoever, oral or written, and may be changed only in writing signed by authorized representatives of the parties. [***]

P.A. No. 3256	3
BOEING PROPRIETARY

5.9 Confidential Treatment. [***]

P.A. No. 3256	4
BOEING PROPRIETARY

DATED AS OF this 29th day of October of 2007

LAN AIRLINES S.A.		THE BOEING COMPANY

By:		By:
	Mr. Carlos Prado C.		[***]
Its:	Senior VP Corporate Investments	Its:	Attorney in Fact

By:
Mr. Marco Jofré M.
Its:	Senior VP Operations, Engineering & Maintenance

P.A. No. 3256	5
BOEING PROPRIETARY

Table 1-ROLLS 787-916 to Purchase Agreement No. 3256 Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	787-9	[***]	Detail Specification:	[***]
Engine Model/Thrust:	[***]	[***]	Airframe Price Base Year/Escalation Formula:	[***]		[***]
Airframe Price:		[***]	Engine Price Base Year/Escalation Formula:	[***]		[***]
Optional Features:		[***]	Airframe Escalation Data:

Sub-Total of Airframe and Features:		[***]	Base Year Index (ECI):		[***]
Engine Price (Per Aircraft):		[***]	Base Year Index (CPI):		[***]

Aircraft Basic Price (Excluding BFE/SPE):		[***]	Engine Escalation Data:

Buyer Furnished Equipment (BFE) Estimate:		[***]	Base Year Index (ECI):		[***]
Catalog Selected In Flight Entertainment (IFE) Estimate		[***]	Base Year Index (CPI):		[***]
Refundable Deposit/Aircraft at Proposal Accept:		[***]

						Advance Payment Per Aircraft (Amts. Due/Most. Prior to Delivery):
Delivery Date	Number of Aircraft	3% Escalation Factor (Airframe)	Escalation Factor (Engine)	Manufacturer Serial Number	Escalation Estimate Adv Payment Base Price Per A/P	At Signing 1%	24 Mos. 4%	21/18/12/9/6 Mos. 5%	Total 30%
[***]	1	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	1	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	1	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	1	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	1	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	1	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	1	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	1	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Total:	8				[***]	[***]	[***]	[***]	[***]

    [***]

BOEING PROPRIETARY
APR: 45876 P.A. No. 3256	Page 9 of 464

Table 1-GENX 787-916 to Purchase Agreement No. 3256 Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	787-9	[***]	Detail Specification:	[***]
Engine Model/Thrust:	[***]	[***]	Airframe Price Base Year/Escalation Formula:	[***]		[***]
Airframe Price:		[***]	Engine Price Base Year/Escalation Formula:	[***]		[***]
Optional Features:		[***]	Airframe Escalation Data:

Sub-Total of Airframe and Features:		[***]	Base Year Index (ECI):		[***]
Engine Price (Per Aircraft):		[***]	Base Year Index (CPI):		[***]

Aircraft Basic Price (Excluding BFE/SPE):		[***]	Engine Escalation Data:

Buyer Furnished Equipment (BFE) Estimate:		[***]	Base Year Index (ECI):		[***]
Catalog Selected In Flight Entertainment (IFE) Estimate:		[***]	Base Year Index (CPI):		[***]
Refundable Deposit/Aircraft at Proposal Accept:		[***]

						Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery Date	Number of Aircraft	3% Escalation Factor (Airframe)	Escalation Factor (Engine)	Manufacturer Serial Number	Escalation Estimate Adv Payment Base Price Per A/P	At Signing 1%	24 Mos. 4%	21/18/12/9/6 Mos. 5%	Total 30%
[***]	1	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	1	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	1	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	1	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	1	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	1	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	1	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	1	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Total:	8				[***]	[***]	[***]	[***]	[***]

[***]

BOEING PROPRIETARY
APR: 45876 P.A. No. 3256	Page 10 of 464

Table 1-ROLLS 787-816 to Purchase Agreement No. 3256 Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	787-8	[***]	Detail Specification:	[***]
Engine Model/Thrust:	[***]	[***]	Airframe Price Base Year/Escalation Formula:	[***]		[***]
Airframe Price:		[***]	Engine Price Base Year/Escalation Formula:	[***]		[***]
Optional Features:		[***]

Sub-Total of Airframe and Features:		[***]	Airframe Escalation Data:
Engine Price (Per Aircraft):		[***]	Base Year Index (ECI):		[***]

Aircraft Basic Price (Excluding BFE/SPE):		[***]	Base Year Index (CPI):		[***]

Buyer Furnished Equipment (BFE) Estimate:		[***]	Engine Escalation Data:
Catalog Selected In Flight Entertainment (IFE) Estimate:		[***]	Base Year Index (ECI):		[***]
Refundable Deposit/Aircraft at Proposal Accept:		[***]	Base Year Index (CPI):		[***]

Delivery Date	Number of Aircraft	3% Escalation Factor (Airframe)	Escalation Factor (Engine)	Manufacturer Serial Number	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						At Signing I%	24 Mos. 4%	21/18/12/9/6 Mos. 5%	Total 30%
[***]	1	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	1	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	I	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	I	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	1	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	I	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	I	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	I	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	I	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	1	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	1	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	I	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	I	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	1	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	I	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	I	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	I	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	I	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Total:	18				[***]	[***]	[***]	[***]	[***]

BOEING PROPRIETARY
APR: 45876 P.A. No. 3256	Page 11 of 464

Table 1-GENX 787-816 to Purchase Agreement No. 3256 Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	787-8	[***]	Detail Specification:	[***]
Engine Model/Thrust:	[***]	[***]	Airframe Price Base Year/Escalation Formula:	[***]	[***]
Airframe Price:		[***]	Engine Price Base Year/Escalation Formula:	[***]	[***]
Optional Features:		[***]

Sub-Total of Airframe and Features:		[***]	Airframe Escalation Data:
Engine Price (Per Aircraft):		[***]	Base Year Index (ECI):	[***]

Aircraft Basic Price (Excluding BFE/SPE):		[***]	Base Year Index (CPI):	[***]

Buyer Furnished Equipment (BFE) Estimate:		[***]	Engine Escalation Data:
Catalog Selected In Flight Entertainment (IFE) Estimate:		[***]	Base Year Index (ECI):	[***]
Refundable Deposit/Aircraft at Proposal Accept:		[***]	Base Year Index (CPI):	[***]

Delivery Date	Number of Aircraft	3% Escalation Factor (Airframe)	Escalation Factor (Engine)	Manufacturer Serial Number	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						At Signing 1%	24 Mos. 4%	21/18/12/9/6 Mos. 5%	Total 30%
[***]	1	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	1	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	1	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	1	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	1	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	1	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	1	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	1	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	1	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	1	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	I	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	1	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	1	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	1	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	1	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	1	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	1	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	1	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Total:	18				[***]	[***]	[***]	[***]	[***]

BOEING PROPRIETARY
APR: 45876 P.A. No. 3256	Page 12 of 464

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

LAN AIRLINES S.A.

787-916 Exhibit A to Purchase Agreement Number 3256

P.A. No. 3256	A
BOEING PROPRIETARY

Exhibit A to
Purchase Agreement No. 3256

AIRCRAFT CONFIGURATION

Dated

relating to

BOEING MODEL 787-916 AIRCRAFT

The Customer Aircraft Description is based on Boeing Configuration Specification 787B1-4102-B dated as of the 9th of July of 2007. This Configuration Specification defines the basic features and characteristics of the aircraft, but excludes specific Options to be selected by the customer at a later time and which is more fully discussed in Letter Agreement 3256-02, Open Configuration Matters. Selectable Options are listed in 787 Airplane Descriptions and Selections (ADS) Publication 787B1-0227, Rev. K dated July 9, 2007.

The Aircraft Basic Price reflects and includes all features and characteristics contained in the Configuration Specification, except such Aircraft Basic Price does not include the price effects of any Buyer Furnished Equipment or Seller Purchased Equipment.

P.A. No. 3256	A
BOEING PROPRIETARY

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

LAN AIRLINES S.A.

787-816 Exhibit A to Purchase Agreement Number 3256

P.A. No. 3256	A
BOEING PROPRIETARY

Exhibit A to
Purchase Agreement No. 3256

AIRCRAFT CONFIGURATION

Dated

relating to

BOEING MODEL 787-816 AIRCRAFT

The Customer Aircraft Description is based on Boeing Configuration Specification 787B1-4102-B dated as of the 9th of July of 2007. This Configuration Specification defines the basic features and characteristics of the aircraft, but excludes specific. Options to be selected by the customer at a later time and which is more fully discussed in Letter Agreement 3256-02, Open Configuration Matters. Selectable Options are listed in 787 Airplane Descriptions and Selections (ADS) Publication 787B1-0227, Rev. K dated July 9, 2007.

The Aircraft Basic Price reflects and includes all features and characteristics contained in the Configuration Specification, except such Aircraft Basic Price does not include the price effects of any Buyer Furnished Equipment or Seller Purchased Equipment.

P.A. No. 3256	A
BOEING PROPRIETARY

AIRCRAFT DELIVERY REQUIREMENTS AND RESPONSIBILITIES

between

THE BOEING COMPANY

and

LAN AIRLINES S.A.

Exhibit B to Purchase Agreement Number 3256

P.A. No. 3256	B
BOEING PROPRIETARY

Exhibit B to
Purchase Agreement No. 3256

AIRCRAFT DELIVERY REQUIREMENTS AND RESPONSIBILITIES

relating to

BOEING MODEL 787-916/-816 AIRCRAFT

Both Boeing and Customer have certain documentation and approval responsibilities at various times during the construction cycle of Customer’s Aircraft that are critical to making the delivery of each Aircraft a positive experience for both parties. This Exhibit B documents those responsibilities and indicates recommended completion deadlines for the actions to be accomplished.

1.	GOVERNMENT DOCUMENTATION REQUIREMENTS.

Certain actions are required to be taken by Customer in advance of the scheduled delivery month of each Aircraft with respect to obtaining certain government issued documentation.

1.1 Airworthiness and Registration Documents.

[***]

Customer is responsible for furnishing any Temporary or Permanent Registration Certificates required by any governmental authority having jurisdiction to be displayed aboard the Aircraft after delivery.

1.2 Certificate of Sanitary Construction.

1.2.1 U.S. Registered Aircraft. Boeing will obtain from the United States Public Health Service, a United States Certificate of Sanitary Construction to be displayed aboard each Aircraft after delivery to Customer.

P.A. No. 3256	B-1
BOEING PROPRIETARY

Exhibit B to
Purchase Agreement No. 3256

1.2.2 Non-U.S. Registered Aircraft. If Customer requires a United States Certificate of Sanitary Construction at the time of delivery of the Aircraft, Customer will give written notice thereof to Boeing at least three (3) months prior to delivery. Boeing will then use its reasonable best efforts to obtain the Certificate from the United States Public Health Service and present it to Customer at the time of Aircraft delivery.

1.3 Customs Documentation.

1.3.1 Import Documentation. If the Aircraft is intended to be exported from the United States, Customer must notify Boeing not later than three (3) months prior to delivery of each Aircraft of any documentation required by the customs authorities or by any other agency of the country of import.

1.3.2 General Declaration - U.S. If the Aircraft is intended to be exported from the United States, Boeing will prepare Customs Form 7507, General Declaration, for execution by U.S. Customs immediately prior to the ferry flight of the Aircraft. For this purpose, Customer will furnish to Boeing not later than twenty (20) days prior to delivery all information required by U.S. Customs or U.S. Immigration and Naturalization Service, including without limitation (i) a complete crew and passenger list identifying the names, birth dates, passport numbers and passport expiration dates of all crew and passengers and (ii) a complete ferry flight itinerary, including point of exit from the United States for the Aircraft.

If Customer intends, during the ferry flight of an Aircraft, to land at a U.S. airport after clearing Customs at delivery, Customer must notify Boeing not later than twenty (20) days prior to delivery of such intention. If Boeing receives such notification, Boeing will provide to Customer the documents constituting a Customs permit to proceed, allowing such Aircraft to depart after any such landing. Sufficient copies of completed Form 7507, along with passenger manifest, will be furnished to Customer to cover U.S. stops scheduled for the ferry flight. [***]

1.3.3 Export Declaration - U.S. If the Aircraft is intended to be exported from the United States, Boeing will prepare Form 7525V and, immediately prior to the ferry flight, will submit such Form to U.S. Customs in Seattle in order to obtain clearance for the departure of the Aircraft, including any cargo, from the United States. U.S. Customs will deliver the Export Declaration to the U.S. Department of Commerce after export.

2.	INSURANCE CERTIFICATES.

Unless provided earlier, Customer will provide to Boeing not later than thirty (30) days prior to delivery of the first Aircraft, a copy of the requisite annual insurance certificate in accordance with the requirements of Article 8 of the AGTA.

P.A. No. 3256	B-2
BOEING PROPRIETARY

Exhibit B to
Purchase Agreement No. 3256

3.	NOTICE OF FLYAWAY CONFIGURATION.

Not later than twenty (20) days prior to delivery of the Aircraft, Customer will provide to Boeing a configuration letter stating the requested “flyaway configuration” of the Aircraft for its ferry flight. This configuration letter should include:

(i) the name of the company which is to furnish fuel for the ferry flight and any scheduled post-delivery flight training, the method of payment for such fuel, and fuel load for the ferry flight;

(ii) the cargo to be loaded and where it is to be stowed on board the Aircraft [***], the address where cargo is to be shipped after flyaway and notification of any hazardous materials requiring special handling;

(iii) any BFE equipment to be removed prior to flyaway and returned to Boeing BFE stores for installation on Customer’s subsequent Aircraft;

(iv) a complete list of names and citizenship of each crew member and non-revenue passenger who will be aboard the ferry flight (In the event of last minute personnel changes, Boeing and LAN shall cooperate mutually to facilitate Customer’s compliance with this requirement); and

(v) a complete ferry flight itinerary.

4.	DELIVERY ACTIONS BY BOEING.

4.1 Schedule of Inspections. All FAA, Boeing, Customer and, if required, U.S. Customs Bureau inspections will be scheduled by Boeing for completion prior to delivery or departure of the Aircraft. [***]

4.2 Schedule of Demonstration Flights. All FAA and Customer demonstration flights will be scheduled by Boeing for completion prior to delivery of the Aircraft. [***]

4.3 Schedule for Customer’s Flight Crew. Boeing will inform Customer of the date, [***], that a flight crew is required for acceptance routines associated with delivery of the Aircraft.

4.4 Fuel Provided by Boeing. Boeing will provide to Customer, without charge, the amount of fuel shown in U.S. gallons in the table below for the model of Aircraft being delivered and full capacity of engine oil at the time of delivery or prior to the ferry flight of the Aircraft.

P.A. No. 3256	B-3
BOEING PROPRIETARY

Exhibit B to
Purchase Agreement No. 3256

Aircraft Model	Fuel Provided
787	2,000

4.5 Flight Crew and Passenger Consumables. Boeing will provide reasonable quantities of food, coat hangers, towels, toilet tissue, drinking cups and soap for the first segment of the ferry flight for the Aircraft.

4.6 Delivery Papers, Documents and Data. Boeing will have available at the time of delivery of the Aircraft certain delivery papers, documents and data for execution and delivery. If title for the Aircraft will be transferred to Customer through a Boeing sales subsidiary and if the Aircraft will be registered with the FAA, Boeing will pre-position in Oklahoma City, Oklahoma, for filing with the FAA at the time of delivery of the Aircraft an executed original Form 8050-2, Aircraft Bill of Sale, indicating transfer of title to the Aircraft from Boeing”s sales subsidiary to Customer.

4.7 Delegation of Authority. If specifically requested in advance by Customer, Boeing will present a certified copy of a Resolution of Boeing”s Board of Directors, designating and authorizing certain persons to act on its behalf in connection with delivery of the Aircraft.

5.	DELIVERY ACTIONS BY CUSTOMER.

5.1 Aircraft Radio Station License. At delivery Customer will provide its Aircraft Radio Station License to be placed on board the Aircraft following delivery.

5.2 Aircraft Flight Log. At delivery Customer will provide the Aircraft Flight Log for the Aircraft.

5.3 Delegation of Authority. Customer will present to Boeing at delivery of the Aircraft an original or certified copy of Customer’s Delegation of Authority designating and authorizing certain persons to act on its behalf in connection with delivery of the specified Aircraft.

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ESCALATION ADJUSTMENT

AIRFRAME AND OPTIONAL FEATURES

between

THE BOEING COMPANY

and

LAN AIRLINES S.A.

Supplemental Exhibit AEI to Purchase Agreement Number 3256

P.A. No. 3256	AE1
BOEING PROPRIETARY

1.	2006 Base Year Formula.

Airframe and Optional Features price adjustments (Airframe Price Adjustment) are used to allow prices to be stated in current year dollars at the signing of this Purchase Agreement and to adjust the amount to be paid by Customer at delivery for the effects of economic fluctuation. The Airframe Price Adjustment will be determined at the time of Aircraft delivery in accordance with the following formula:

Pa = (P) (L + M) – P

Where:

Pa =	Airframe Price Adjustment.

P =	Airframe Price plus the price of the Optional Features (as set forth in each Table 1 of this Purchase Agreement).

L =	.65 x [ECI x (ECI-R
ECIb ECI-Rb)]

Where:

ECIb is the base year airframe escalation index ([***] as set forth in each Table 1 of this Purchase Agreement);

ECI is the three-month arithmetic average value of [***] for October, November, and December [***], using ECI – MFG (BLS Series ID ECU124021);

ECI-Rb is the three-month arithmetic average value of 100.0 for October, November, and December [***], using the ECI – NAICS Manufacturing (BLS Series ID CIU2013000000000I); and

ECI-R is a value determined using the U.S. Department of Labor, Bureau of Labor Statistics, Employment Cost Index for NAICS Manufacturing – Total Compensation (BLS Series ID CIU20130000000000, calculated by establishing a three-month arithmetic average value (expressed as a decimal and rounded to the nearest tenth) using the values for the 11th, 12th, and 13th months prior to the month of scheduled delivery of the applicable Aircraft. As the Employment Cost Index values are only

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released on a quarterly basis, the value released for the first quarter will be used for the month of January, February, and March; the value released for the second quarter will be used for the months of April, May, and June; the value released for the third quarter will be used for the months of July, August, and September; the value released for the fourth quarter will be used for the months of October, November, and December.

M =	.35 x (CPI
CPIb)

Where:

CPIb is the base year airframe escalation index ([***] as set forth in, each Table 1 of this Purchase Agreement); and

CPI is a value determined using the U.S. Department, of Labor, Bureau of Labor Statistics, Consumer Price Index – All Urban Consumers (BLS Series ID CUUR0000SA0), calculated as a 3-month arithmetic average of the released monthly values (expressed as a decimal and rounded to the nearest tenth) using the values for the 11th, 12th, and 13th months prior to the month of scheduled delivery of the applicable Aircraft.

As an example, for an Aircraft scheduled to be delivered in the month of July, the months of June, July, and August of the preceding year will be utilized in determining the value of ECI-R and CPI.

Note:	i. In determining the values of L and M, all calculations and resulting values will be expressed as a decimal rounded to the nearest ten-thousandth.

ii. .65 is the numeric ratio attributed to labor in the Airframe Price Adjustment formula.

iii. .35 is the numeric ratio attributed to materials in the Airframe Price Adjustment formula.

iv. The denominators (base year indices) are the actual average values reported by the U.S. Department of Labor, Bureau of Labor Statistics. The actual average values are calculated as a 3-month arithmetic average of the

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released monthly values (expressed as a decimal and rounded to the nearest tenth) using the values for the 11th, 12th, and 13th months prior to the airframe base year. The applicable base year and corresponding denominator is provided by Boeing in each Table 1 of this Purchase Agreement.

v. The final value of Pa will be rounded to the nearest dollar.

vi. The Airframe Price Adjustment will not be made if it will result in a decrease in the Aircraft Basic Price.

2.	Values to be Utilized in the Event of Unavailability.

2.1 If the Bureau of Labor Statistics substantially revises the methodology used for the determination of the values to be used to determine the ECI-R and CPI values (in contrast to benchmark adjustments or other corrections of previously released values), or for any reason has not released values needed to determine the applicable Airframe Price Adjustment, the parties will, prior to the delivery of any such Aircraft, select a substitute from other Bureau of Labor Statistics data or similar data reported by non-governmental organizations. Such substitute will result in the same adjustment, insofar as possible, as would have been calculated utilizing the original values adjusted for fluctuation during the applicable time period. However, if within 24 months after delivery of the Aircraft, the Bureau of Labor Statistics should resume releasing values for the months needed to determine the Airframe Price Adjustment, such values will be used to determine any increase or decrease in the Airframe Price Adjustment for the Aircraft from that determined at the time of delivery of the Aircraft.

2.2 Notwithstanding Article 2.1 above, if prior to the scheduled delivery month of an Aircraft the Bureau of Labor Statistics changes the base year for determination of the ECI-R and CPI values as defined above, such re-based values will be incorporated in the Airframe Price Adjustment calculation.

2.3 In the event escalation provisions are made non-enforceable or otherwise rendered void by any agency of the United States Government, the parties agree, to the extent they may lawfully do so, to equitably adjust the Aircraft Price of any affected Aircraft to reflect an allowance for increases or decreases consistent with the applicable provisions of paragraph 1 of this Supplemental Exhibit AE1 in labor compensation and material costs occurring since August of the year prior to the price base year shown in the Purchase Agreement.

2.4 If within 12 months of Aircraft delivery, the published index values are revised due to an acknowledged error by the Bureau of Labor Statistics, the Airframe Price Adjustment will be re-calculated using the revised index values (this does not include those values noted as preliminary by the Bureau of Labor Statistics). A credit memorandum or supplemental invoice will be issued for the Airframe Price Adjustment difference. Interest charges will not apply for the period of original invoice to issuance of credit memorandum or supplemental invoice.

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Note:	i. The values released by the Bureau of Labor Statistics and available to Boeing 30 days prior to the first day of the scheduled delivery month of an Aircraft will be used to determine the ECI-R and CPI values for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Airframe Price Adjustment for the Aircraft invoice at the time of delivery. The values will be considered final and no Airframe Price Adjustments will be made after Aircraft delivery for any subsequent changes in published Index values, subject always to paragraph 2.4 above.

ii. The maximum number of digits to the right of the decimal after rounding utilized in any part of the Airframe Price Adjustment equation will be 4, where rounding of the fourth digit will be increased to the next highest digit when the 5th digit is equal to 5 or greater.

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BUYER FURNISHED EQUIPMENT VARIABLES

between

THE BOEING COMPANY

and

LAN AIRLINES S.A.

Supplemental Exhibit BFE1 to Purchase Agreement Number 3256

P.A. No. 3256	BFE1
BOEING PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES

relating to

BOEING MODEL 787 AIRCRAFT

This Supplemental Exhibit BFE1 contains vendor selection dates, on-dock dates and other requirements applicable to the Boeing Model 787 aircraft.

1.	Supplier Selection.

Customer will select and notify Boeing of the suppliers of the following items by the following dates:

[***]

Customer remains liable for any and all nonrecurring costs in association with any configuration selection.

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2.	Certification Document.

Customer will deliver to Boeing a copy of the FAA Technical Standard Order (TSO) 127a authorization letter or equivalent evidence of certification for Buyer Furnished Equipment Premium Class Seats no later than the following:

[***]

3.	Import

Customer will insure that Customer’s BFE suppliers provide sufficient information to enable Boeing, when acting as Importer of Record for Customer’s BFE, to comply with all applicable provisions of the U.S. Customs Service.

4.	Delivery Dates and Other Information

On or before [***], Boeing will provide to Customer a BFE Requirements On-Dock/Inventory Document (BFE Document) or an electronically transmitted BFE Report which may be periodically revised, setting forth the items, quantities, on-dock dates, shipping instructions and other requirements relating to the in-sequence installation of BFE. For planning purposes, preliminary BFE on-dock dates are set forth below:

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Article 4 Table of Preliminary BFE On-Dock Dates

[***]

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787 CUSTOMER SUPPORT DOCUMENT

between

THE BOEING COMPANY

and

LAN Airlines S.A.

Supplemental Exhibit CS1 to Purchase Agreement Number 3256

P.A. No. 3256	CS1
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787 CUSTOMER SUPPORT DOCUMENT

PART 1:    BOEING MAINTENANCE AND FLIGHT TRAINING

                         PROGRAMS; OPERATIONS ENGINEERING SUPPORT

Definitions:

[***]

1.	Boeing Training Programs.

Boeing will provide maintenance training, cabin attendant training, and flight training programs to support the introduction of the Customer Aircraft into service as provided in this Supplemental Exhibit CS1.

1.1 Customer is awarded [***] points (Training Points). [***] (Training Program Period) Customer may exchange Training Points for any of the training courses described on Attachment A at the point values described on Attachment A or for other training Boeing may identify at specified point values. At the end of the Training Program Period any unused Training Points will expire.

1.2 In addition to the training provided in Article 1.1, Boeing will provide to Customer the following training and services:

1.2.1 Flight dispatcher model-specific instruction; two (2) classes of six (6) students;

1.2.2 Performance engineer model-specific instruction in Boeing’s regularly scheduled courses; schedules are published yearly.

1.2.3 Additional Flight Operations Services:

a. Boeing flight crew personnel to assist in ferrying the First Customer Aircraft to Customer’s main base;

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b. Instructor pilots for ninety (90) Man Days (as defined in Article 5.4 below) for revenue service assistance;

c. An instructor pilot to visit Customer six (6) months after [***] revenue service to review Customer’s flight crew operations for a two (2) week period.

If any part of the training described in this Article 1.2 is not completed by Customer within twenty-four (24) months after the delivery of the last Aircraft, Boeing will have no obligation to provide such training.

2.	Training Schedule and Curricula.

[***]

2.1 Customer and Boeing will together conduct planning conferences approximately twelve (12) months before the scheduled delivery month of the First Customer Aircraft to define and schedule the maintenance, flight training and cabin attendant training programs. At the conclusion of each planning conference the parties will document Customer’s course selection, training schedule, and, if applicable, Training Point application and remaining Training Point balance.

2.2 Customer may also request training by written notice to Boeing identifying desired courses, dates and locations. Within fifteen (15) days of Boeing’s receipt of such request Boeing will provide written response to Customer confirming whether the requested courses are available at the times and locations requested by Customer.

3.	Location of Training.

3.1 Boeing will conduct all training at any of its or its wholly-owned subsidiaries’ training facilities equipped for the Aircraft. Customer shall decide on the location or mix of locations for training, subject to space being available in the desired courses at the selected training facility on the dates desired.

3.2 If requested by Customer, Boeing will conduct the classroom portions of the maintenance and flight training (except for the Performance Engineer training courses) at a mutually acceptable alternate training site, subject to the following conditions:

3.2.1 Customer will provide acceptable classroom space, simulators (as necessary for flight training) and training equipment required to present the courses;

3.2.2 Customer will pay Boeing’s portal to portal actual [***] expenses for lodging, ground transportation, laundry, baggage handling, communication costs and per diem meal charge for each Boeing instructor for each day, or fraction thereof, that the instructor is away from his home location, including travel time;

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3.2.3 Customer will reimburse Boeing for the actual costs of round-trip transportation for Boeing’s instructors and the shipping costs of training materials which must be shipped to the alternate training site;

3.2.4 Customer will be responsible for all taxes, fees, duties, licenses, permits and similar expenses incurred by Boeing and its employees as a result of Boeing’s providing training at the alternate site or incurred as a result of Boeing providing revenue service training; and

3.2.5 Those portions of training that require the use of training devices not available at the alternate site will be conducted at Boeing’s facility or at some other alternate site. Customer will be responsible for additional expenses, if any, which result from the use of such alternate site.

4.	Training Materials.

Training materials will be provided for each student. Training materials may be used only for either (i) the individual student’s reference during Boeing provided training and for review thereafter or (ii) Customer’s provision of training to individuals directly employed by the Customer.

5.	Additional Terms and Conditions.

5.1 All training will reflect an airplane configuration defined by (i) [***], (ii) Boeing’s standard configuration specification for each model of 787 aircraft selected by Customer, and (iii) any Optional Features selected by Customer from Boeing’s standard catalog of Optional Features. Upon Customer’s request, Boeing may provide training customized to reflect other elements of Customer’s Aircraft configuration subject to a mutually acceptable price, schedule, scope of work and other applicable terms and conditions.

5.2 All training will be provided in the English language. If translation is required, Customer will provide interpreters.

5.3 Customer will be responsible for all expenses of Customer’s personnel except that in the Puget Sound region of Washington State Boeing will transport Customer’s personnel between their local lodgings and Boeing’s training facility.

5.4 Boeing flight instructor personnel will not be required to work more than five (5) days per week, or more than eight (8) hours in any one twenty-four (24) hour period (Man Day), of which not more than five (5) hours per eight (8) hour workday will be spent in actual flying. These foregoing restrictions will not apply to ferry assistance or revenue service training services, which will be governed by FAA rules and regulations.

5.5 Normal Line Maintenance is defined as line maintenance that Boeing might reasonably be expected to furnish for flight crew training at Boeing’s facility, and will include ground support and Customer Aircraft storage in the open, but will not

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include provision of spare parts. Boeing will provide Normal Line Maintenance services for any Customer Aircraft while the Customer Aircraft is used for flight crew training at Boeing’s facility in accordance with the Boeing Maintenance Plan (Boeing document D682076) and the Repair Station Operation and Inspection Manual (Boeing document D625470). Customer will provide such services if flight crew training is conducted elsewhere. Regardless of the location of such training, Customer will be responsible for providing all maintenance items (other than those included in Normal Line Maintenance) required during the training, including, but not limited to, fuel, oil, landing fees and spare parts.

5.6 If the training is based at Boeing’s facility and the Customer Aircraft is damaged during such training, Boeing will make all necessary repairs to the Customer Aircraft as promptly as possible. Customer will pay Boeing’s reasonable charge, including the price of parts and materials, for making the repairs. If Boeing’s estimated labor charge for the repair exceeds twenty-five thousand dollars ($25,000), Boeing and Customer will enter into an agreement for additional services before beginning the repair work.

5.7 If the flight training is based at Boeing’s facility, several airports in the surrounding area may be used, at Boeing’s option. Unless otherwise agreed in the flight training planning conference, it will be Customer’s responsibility to make arrangements for the use of such airports.

5.8 Boeing agrees to make arrangements on behalf of Customer for the use of airports for flight training, Boeing will pay on Customer’s behalf any landing fees charged by any airport used in conjunction with the flight training. At least thirty (30) days before flight training, Customer will provide Boeing an open purchase order against which Boeing will invoice Customer for any landing fees Boeing paid on Customer’s behalf. The invoice will be submitted to Customer approximately sixty (60) days after flight training is completed, when all landing fee charges have been received and verified. Customer will pay the invoiced amount to Boeing within forty-five (45) days after receipt of the invoice by Customer from Boeing.

5.9 If requested by Boeing, in order to provide the flight training or ferry flight assistance, Customer will make available to Boeing a Customer Aircraft after delivery to familiarize Boeing instructor or ferry flight crew personnel with such Customer Aircraft. If flight of the Customer Aircraft is required for any Boeing instructor or ferry flight crew member to maintain an FAA license for flight proficiency or landing currency, Boeing will be responsible for the costs of fuel, oil, landing fees and spare parts attributable to that portion of the flight.

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787 CUSTOMER SUPPORT DOCUMENT

PART 2: FIELD AND ENGINEERING SUPPORT SERVICES

1.	Field Service Representation.

Boeing will furnish field service representation to advise Customer with respect to the maintenance and operation of the Customer Aircraft (Field Service Representatives).

1.1 Field Service representation will be available at or near Customer’s main maintenance or engineering facility beginning before the scheduled delivery month of the First Customer Aircraft and ending twelve (12) months after delivery of the last Customer Aircraft covered by a specific purchase agreement.

1.2 When a Field Service Representative is positioned at Customer’s facility, Customer will provide, at no charge to Boeing, suitable furnished office space and office equipment, including internet capability for electronic access of data, at the location where Boeing is providing Field Service Representatives. As required, Customer will assist each Field Service Representative with visas, work permits, customs, mail handling, identification passes and formal introduction to local airport authorities.

1.3 Boeing’s Field Service Representatives are assigned to various airports and other locations around the world. Whenever Customer Aircraft are operating through any such airport, the services of Boeing’s Field Service Representatives are available to Customer.

2.	Engineering Support Services.

2.1 Boeing will, if requested by Customer, provide technical advisory assistance from the Seattle area or at a base designated by Customer as appropriate for any Customer Aircraft or Boeing Product (as defined in Part 1 of Exhibit C of the AGTA). Technical advisory assistance, provided, will include:

2.1.1 Analysis of the information provided by Customer to determine the probable nature and cause of operational problems and suggestion of possible solutions.

2.1.2 Analysis of the information provided by Customer to determine the nature and cause of unsatisfactory schedule reliability and the suggestion of possible solutions.

2.1.3 Analysis of the information provided by Customer to determine the nature and cause of unsatisfactory maintenance costs and the suggestion of possible solutions.

2.1.4 Analysis and commentary on Customer’s engineering releases relating to structural repairs not covered by Boeing’s Structural Repair Manual including those repairs requiring advanced composite structure design.

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2.1.5 Analysis and commentary on Customer’s engineering proposals for changes in, or replacement of, systems, parts, accessories or equipment manufactured to Boeing’s detailed design. Boeing will not analyze or comment on any major structural change unless Customer’s request for such analysis and comment includes complete detailed drawings, substantiating information (including any information required by applicable government agencies), all stress or other appropriate analyses, and a specific statement from Customer of the substance of the review and the response requested.

2.1.6 One (1) evaluation of Customer’s technical facilities, tools and equipment for servicing and maintaining Customer Aircraft, recommendation of changes where necessary and assistance in the formulation of an initial maintenance plan for the introduction of the First Customer Aircraft into service.

2.1.7 Assistance with the analysis and preparation of performance data to be used in establishing operating practices and policies for Customer’s operation of Customer Aircraft.

2.1.8 Assistance with interpretation of the minimum equipment list, the definition of the configuration deviation list and the analysis of individual Customer Aircraft performance.

2.1.9 Assistance with solving operational problems associated with delivery and route-proving flights.

2.1.10 Information regarding significant service items relating to Customer Aircraft performance or flight operations.

2.1.11 Operations engineering support during the ferry flight of a Customer Aircraft.

2.1.12 Assistance in developing an Extended Twin Operations (ETOPs) plan for regulatory approval.

2.2 Boeing will, if requested by Customer, perform work on a Customer Aircraft after delivery but prior to the initial departure flight or upon the return of the Customer Aircraft to Boeing’s facility prior to completion of that flight. The following conditions will apply to Boeing’s performance:

2.2.1 Boeing may rely upon the commitment authority of the Customer’s personnel requesting the work.

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2.2.2 As title and risk of loss has passed to Customer [***], the insurance provisions of Article 8.2 of the AGTA apply.

2.2.3 The provisions of the Boeing warranty in Part 2 of Exhibit C of the AGTA apply.

2.2.4 Customer will pay Boeing for requested work not covered by the Boeing warranty, if any.

2.2.5 The DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES provisions in Article 11 of Part 2 of Exhibit C of the AGTA apply.

2.3 Boeing may, at Customer’s request, provide services other than those described in Articles 2.1 and 2.2 of this Supplemental Exhibit CS1 for a Customer Aircraft after delivery, which may include, but not be limited to, retrofit kit changes (kits and/or information), training, flight services, maintenance and repair of the Customer Aircraft (Additional Services). Such Additional Services will be subject to a mutually acceptable price, schedule, scope of work and other applicable terms and conditions. The DISCLAIMER AND RELEASE and the EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES provisions in Article 11 of Part 2 of Exhibit C of the AGTA and the insurance provisions in Article 8.2 of the AGTA will apply to any such work. Risk of loss of any such Customer Aircraft will always remain with Customer.

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787 CUSTOMER SUPPORT DOCUMENT

PART 3: TECHNICAL INFORMATION AND MATERIALS

1.	General.

Materials are defined as any and all items that are created by Boeing or a third party, which are provided directly or indirectly from Boeing and serve primarily to contain, convey or embody information. Materials may include either tangible embodiments (for example, documents or drawings), or intangible embodiments (for example, software and other electronic forms) of information but excludes Aircraft Software. Aircraft Software is defined as software that is installed on and used in the operation of the Aircraft.

Customer Information is defined as that data provided by Customer to Boeing which falls into one of the following categories: (i) aircraft operational information (including, but not limited to, flight hours, departures, schedule reliability, engine hours, number of aircraft, aircraft registries, landings, and daily utilization and schedule interruptions for Aircraft); (ii) summary and detailed shop findings data; (iii) aircraft readiness log data; (iv) non-conformance reports; (v) line maintenance data; (vi) airplane message data, (vii) scheduled maintenance data, and (viii) service bulletin incorporation.

[***], Boeing will provide to Customer through electronic access certain Materials to support the maintenance and operation of the Aircraft. Such Materials will, if applicable, be prepared generally in accordance with Air Transport Association of America (ATA) iSpec 2200, entitled “Information Standards for Aviation Maintenance.” Materials not covered by iSpec 2200 will be provided in a structure suitable for the Material’s intended use. Materials will be in English and in the units of measure used by Boeing to manufacture the Aircraft.

2.	Materials Planning Conferences.

Customer and Boeing will conduct planning conferences approximately twelve (12) months before the scheduled delivery month of the First Customer Aircraft in order to mutually determine (i) the Materials to be furnished to Customer in support of the Aircraft, (ii) the Customer Information to be furnished by Customer to Boeing, (iii) the update cycles of the Materials to be furnished to Customer, (iv) the update cycles of the Customer Information to be furnished to Boeing, (v) any Customer preparations necessary for Customer’s transmittal of Customer Information to Boeing, and (vi) any Customer preparations necessary for Customer’s electronic access to the Materials.

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3.	Technical Data and Maintenance Information.

Boeing will provide technical data and maintenance information equivalent to that traditionally provided in the following manuals and documents. The format for this data and information is not yet determined in all cases. Whenever possible Boeing will provide such data and information through electronic access.

a)	Flight Operations Information.

Airplane Flight Manual

Operations Manual and Checklist

Weight and Balance Manual

Dispatch Deviation Procedures Guide and Master Minimum Equipment List

Flight Crew Training Manual

Fault Reporting Manual

Performance Engineer’s Manual

Jet Transport Performance Methods

FMC Supplemental Data Document

Operational Performance Software

ETOPS Guide Vol. III

Flight Planning and Performance Manual

b)	Maintenance Information.

Maintenance Manual

Wiring Diagram Manual

Systems Schematics Manual

Structural Repair Manual

Component Maintenance Manual

Standard Overhaul Practices Manual

Standard Wiring Practices Manual

Non-Destructive Test Manual

Service Bulletins and Index

Corrosion Prevention Manual

Fault Isolation Manual

Power Plant Buildup Manual (except Rolls Royce)

All Operators Letters

Service Letters

Structural Item Interim Advisory

Combined Index

Maintenance Tips

Configuration Data Base Generator User Guide

Production Management Data Base

Baggage/Cargo Loading Manual

c)	Maintenance Planning.

Maintenance Review Board Report

Maintenance Planning Data Document

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Maintenance Task Cards and Index

Maintenance Inspection Intervals Report

ETOPS Guide Vol. II

Configuration Maintenance and Procedures for Extended Range Operations

d)	Spares Information.

Illustrated Parts Catalog

Standards Books

e)	Airplane & Airport Information.

Facilities and Equipment Planning Document

Special Tool & Ground Handling Equipment Drawings & Index

Supplementary Tooling Documentation

Illustrated Tool and Equipment List/Manual

Aircraft Recovery Document

Airplane Characteristics for Airport Planning Document

Airplane Rescue and Fire Fighting Document

Engine Ground Handling Document

ETOPS Guide Vol. I

f)	Shop Maintenance.

Service Bulletins

Component Maintenance Manuals and Index

Publications Index

Product Support Supplier Directory

Supplier Product Support and Assurance Agreements

g)	Fleet Statistical Data and Reporting.

Fleet Message and Fault Data views, charts, and reports

4.	Advance Representative Materials.

Boeing will select all advance representative Materials from available sources and whenever possible will provide them through electronic access. Such advance Materials will be for advance planning purposes only.

5.	Customized Materials.

All customized Materials will reflect the configuration of each Aircraft as delivered.

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6.	Revisions.

6.1 The schedule for updating certain Materials will be identified in the planning conference. Such updates will reflect changes to Materials developed by Boeing.

6.2 If Boeing receives written notice that Customer intends to incorporate, or has incorporated, any Boeing service bulletin in an Aircraft, Boeing will update Materials reflecting the effects of such incorporation into such Aircraft.

7.	Supplier Technical Data.

7.1 For supplier-manufactured programmed airborne avionics components and equipment classified as Seller Furnished Equipment (SFE) or Buyer Designated Equipment (BDE) which contain computer software designed and developed in accordance with Radio Technical Commission for Aeronautics Document No. RTCA/DO-178 dated January 1982, No. RTCA/DO-178A dated March 1985, or later as available, Boeing will provide, [***], the software documentation available to Customer.

7.2 The provisions of this Article will not be applicable to items of BFE.

7.3 Boeing will furnish to Customer a document identifying the terms and conditions of the product support agreements between Boeing and its suppliers requiring the suppliers to fulfill Customer’s requirements for information and services in support of the Aircraft.

8.	Buyer Furnished Equipment Data.

Boeing will incorporate BFE line maintenance information into the customized Materials providing Customer makes the information available to Boeing at least six (6) months prior to the scheduled delivery month of each Aircraft. Boeing will incorporate such BFE line maintenance information into the Materials prior to delivery of each Aircraft reflecting the configuration of that Aircraft as delivered. Upon Customer’s request, Boeing may provide update service after delivery to such information subject to the terms of Part 2, Article 2.3 relating to Additional Services. Customer agrees to furnish all BFE line maintenance information in Boeing’s standard digital format.

9.	Customer’s Shipping Addresses.

From time to time Boeing may furnish certain Materials or updates to Materials by means other than electronic access. Customer will specify a maximum of two address and Customer shall promptly notify Boeing of any change to such addresses. Boeing will pay the reasonable shipping costs of the Materials. Customer is responsible for any customs clearance charges, duties, and taxes. The addresses for this purpose shall be:

LAN Airlines S.A.	LAN Airlines S.A.

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Aeropuerto C.A.M.B. Base de Mantenimiento Santiago Chile	Miami International Airport Concourse A – Level 2 Miami, Florida 33122

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787 CUSTOMER SUPPORT DOCUMENT

PART 4:	ALLEVIATION OR CESSATION OF PERFORMANCE

Boeing will not be required to provide any services, training or other things at a facility designated by Customer if any of the following conditions exist:

1.	a labor stoppage or dispute in progress involving Customer;

2.	wars or warlike operations, riots or insurrections in the country where the facility is located;

3.	any condition at the facility which, in the opinion of Boeing, is detrimental to the general health, welfare or safety of its personnel or their families;

4.	the United States Government refuses permission to Boeing personnel or their families to enter into the country where the facility is located, or recommends that Boeing personnel or their families leave the country; or

After the location of Boeing personnel at the facility, Boeing further reserves the right, upon the occurrence of any of such events, to immediately and without prior notice to Customer relocate its personnel and their families.

Boeing will not be required to provide any Materials at a facility designated by Customer if the United States Government refuses permission to Boeing to deliver Materials to the country where the facility is located.

P.A. No. 3256	CS1
BOEING PROPRIETARY
4-1

787 CUSTOMER SUPPORT DOCUMENT

PART 5:	PROTECTION OF PROPRIETARY INFORMATION AND PROPRIETARY MATERIALS

1.	General.

All Materials provided by Boeing to Customer and not covered by a Boeing CSGTA or other agreement between Boeing and Customer defining Customer’s right to use and disclose the Materials and included information will be covered by and subject to the terms of the AGTA as amended by the terms of the Purchase Agreement. Title to all Materials containing, conveying or embodying confidential, proprietary or trade secret information (Proprietary Information) belonging to Boeing or a third party (Proprietary Materials), will at all times remain with Boeing or such third party. Customer will treat all Proprietary Materials and all Proprietary Information in confidence and use and disclose the same only as specifically authorized in the AGTA as amended by the terms of the Purchase Agreement.

2.	License Grant.

2.1 Boeing grants to Customer a worldwide, non-exclusive, non-transferable license to use and disclose Proprietary Materials in accordance with the terms and conditions of the AGTA as amended by the terms of the Purchase Agreement. Customer is authorized to make copies of Materials (except for Materials bearing the copyright legend of a third party), and all copies of Proprietary Materials will belong to Boeing and be treated as Proprietary Materials under the AGTA as amended by the terms of the Purchase Agreement. Customer will preserve all proprietary legends, and all copyright notices on all Materials and insure the inclusion of those legends and notices on all copies. [***]

2.2 Customer grants to Boeing a perpetual, world-wide, non-exclusive license to use and disclose Customer Information or derivative works thereof in Boeing data and information products and services provided indicia identifying Customer Information as originating from Customer is removed from such Customer Information.

3.	Use of Proprietary Materials and Proprietary Information.

Customer is authorized to use Proprietary Materials and Proprietary Information for the purpose of: (a) operation, maintenance, repair, or modification of Customer’s Aircraft for which the Proprietary Materials and Proprietary Information have been specified by Boeing and (b) development and manufacture of training devices and maintenance tools for use by Customer.

4.	Providing of Proprietary Materials to Contractors.

Customer is authorized to provide Proprietary Materials to Customer’s contractors for the

P.A. No. 3256	CS1
BOEING PROPRIETARY
5-1

sole purpose of maintenance, repair, or modification of Customer’s Aircraft for which the Proprietary Materials have been specified by Boeing. In addition, Customer may provide Proprietary Materials to Customer’s contractors for the sole purpose of developing and manufacturing training devices and maintenance tools for Customer’s use. Before providing Proprietary Materials to its contractor, Customer will first obtain a written agreement from the contractor by which the contractor agrees (a) to use the Proprietary Materials only on behalf of Customer, (b) to be bound by all of the restrictions and limitations of this Part 5, and (c) that Boeing is a third party beneficiary under the written agreement. Customer agrees to provide copies of all such written agreements to Boeing upon request and be liable to Boeing for any breach of those agreements by a contractor. A sample agreement acceptable to Boeing is attached as Appendix VII to the AGTA.

5.	Providing of Proprietary Materials and Proprietary Information to Regulatory Agencies.

5.1 When and to the extent required by a government regulatory agency having jurisdiction over Customer or an Aircraft, Customer is authorized to provide Proprietary Materials and to disclose Proprietary Information to the agency for use in connection with Customer’s operation, maintenance, repair, or modification of such Aircraft. Customer agrees to take all reasonable steps to prevent the agency from making any distribution, disclosure, or additional use of the Proprietary Materials and Proprietary Information provided or disclosed. Customer further agrees to notify Boeing immediately upon learning of any (a) distribution, disclosure, or additional use by the agency, (b) request to the agency for distribution, disclosure, or additional use, or (c) intention on the part of the agency to distribute, disclose, or make additional use of Proprietary Materials or Proprietary Information.

5.2 In the event of a Customer Aircraft or aircraft systems-related incident, the Customer may suspend, or block access to Customer Information pertaining to its Customer Aircraft or fleet. Such suspension may be for an indefinite period of time.

P.A. No. 3256	CS1
BOEING PROPRIETARY
5-2

ATTACHMENT A ***

787 TRAINING POINTS MENU

(legend on next page)

[***]

P.A. No. 3256	CS1
BOEING PROPRIETARY
Attachment A, Page 1 of 2

ATTACHMENT A ***

787 TRAINING POINTS MENU

(legend at bottom of this page)

[***]

P.A. No. 3256	CS1
BOEING PROPRIETARY
Attachment A, Page 2 of 2

ENGINE ESCALATION AND

ENGINE WARRANTY

between

THE BOEING COMPANY

and

LAN AIRLINES S.A.

Supplemental Exhibit EE1 to Purchase Agreement Number 3256

P.A. No. 3256	EE1
BOEING PROPRIETARY

1.	[***] ENGINE ESCALATION.

The Aircraft Basic Price of each Aircraft set forth in each Table 1 of the Purchase Agreement includes an aggregate price for Rolls-Royce plc Trent 1000 series engines and all accessories, equipment and parts provided by the engine manufacturer (Engines). The adjustment in Engine Price applicable to each Aircraft (Engine Price Adjustment) will be determined at the time of Aircraft delivery in accordance with the following formula:

Pa = (P) (L + M) – P

Where:

Pa =	Engine Price Adjustment.

P =	Engine Price per Aircraft (as set forth in each Table 1 of this Purchase Agreement).

L = .65 x [(ECI x (ECI-R
ECIb) ECI-Rb)]

Where:

ECIb is the base year engine escalation index ([***] as set forth in each Table 1 of this Purchase Agreement);

ECI is the three-month arithmetic average value of [***] for October, November, and December [***], using ECI MFG (BLS Series ID ECU124021);

ECI-Rb is the three-month arithmetic average value of 100.0 for October, November, and December [***], using the ECI – NAICS Manufacturing (BLS Series ID CIU2013000000000I); and

ECI-R is a value determined using the U.S. Department of Labor, Bureau of Labor Statistics, Employment Cost Index for NAICS Manufacturing – Total Compensation (Series ID CIU2013000000000I), calculated by establishing a three-month arithmetic average value (expressed as a decimal and rounded to the nearest tenth) using the values for the 11th, 12th, and 13th months prior to the month of scheduled delivery of the applicable

P.A. No. 3256	EE1 - 1
BOEING PROPRIETARY

Aircraft. As the Employment Cost Index values are only released on a quarterly basis, the value released for the first quarter will be used for the months of January, February, and March; the value released for the second quarter will be used for the months of April, May, and June; the value released for the third quarter will be used for the months of July, August, and September; the value released for the fourth quarter will be used for the months of October, November, and December.

M = .35 x (CPI
CPIb)

Where:

CPIb is the base year engine escalation index ([***] as set forth in each Table 1 of this Purchase Agreement); and

CPI is a value determined using the U.S. Department of Labor, Bureau of Labor Statistics, Consumer Price Index – All Urban Consumers (BLS Series ID CUUR0000SA0), calculated as a 3-month arithmetic average of the released monthly values (expressed as a decimal and rounded to the nearest tenth) using the values for the 11th, 12th, and 13th months prior to the month of scheduled delivery of the applicable Aircraft.

As an example, for an Aircraft scheduled to be delivered in the month of July, the months June, July and August of the preceding year will be utilized in determining the value of ECI-R and CPI.

Note:	i. In determining the values of L and M, all calculations and resulting values will be expressed as a decimal rounded to the nearest ten-thousandth.

ii. .65 is the numeric ratio attributed to labor in the Engine Price Adjustment formula.

iii. .35 is the numeric ratio attributed to materials in the Engine Price Adjustment formula.

iv. The denominators (base year indices) are the actual average values reported by the U.S. Department of Labor, Bureau of Labor Statistics. The actual average values are calculated as a 3-month arithmetic average of the

P.A. No. 3256	EE1 - 2
BOEING PROPRIETARY

released monthly values (expressed as a decimal and rounded to the nearest tenth) using the values for the 11th, 12th, and 13th months prior to the Engine Price base year. The applicable base year and corresponding denominator is provided by Boeing in each Table 1 of this Purchase Agreement.

v. The final value of Pa will be rounded to the nearest dollar.

vi. The Engine Price Adjustment will not be made if it will result in a decrease in the Engine Price.

2.	Values to be Utilized in the Event of Unavailability.

2.1 If the Bureau of Labor Statistics substantially revises the methodology used for the determination of the values to be used to determine the ECI-R and CPI values (in contrast to benchmark adjustments or other corrections of previously released values), or for any reason has not released values needed to determine the applicable Engine Price Adjustment, Rolls-Royce plc agrees to meet jointly with Boeing and the Customer (to the extent such parties may lawfully do so) prior to the delivery of any such Aircraft, to select a substitute from other Bureau of Labor Statistics data or similar data reported by non-governmental organizations. Such substitute will result in the same adjustment, insofar as possible, as would have been calculated utilizing the original values adjusted for fluctuation during the applicable time period. However, if within 24 months after delivery of the Aircraft, the Bureau of Labor Statistics should resume releasing values for the months needed to determine the Engine Price Adjustment; such values will be used to determine any increase or decrease in the Engine Price Adjustment for the Engine from that determined at the time of delivery of the Aircraft.

2.2 Notwithstanding Article 2.1 above, if prior to the scheduled delivery month of an Aircraft the Bureau of Labor Statistics changes the base year for determination of the ECI-R and CPI values as defined above, such re-based values will be incorporated in the Engine Price Adjustment calculation.

2.3 In the event escalation provisions are made non-enforceable or otherwise rendered void by any agency of the United States Government, the parties agree, to the extent they may lawfully do so, to equitably adjust the Engine Price of any affected Aircraft to reflect an allowance for increases or decreases consistent with the applicable provisions of paragraph 1 of this Supplemental Exhibit EE1 in labor compensation and material costs occurring since August of the year prior to the price base year shown in the Purchase Agreement.

2.4 If within 12 months of Aircraft delivery, the published index values are revised due to an acknowledged error by the Bureau of Labor Statistics, the Engine Price Adjustment will be re-calculated using the revised index values (this does not include those values noted as preliminary by the Bureau of Labor Statistics). A credit memorandum or supplemental invoice will be issued for the Engine Price Adjustment

P.A. No. 3256	EE1 - 3
BOEING PROPRIETARY

difference. Interest charges will not apply for the period of original invoice to issuance of credit memorandum or supplemental invoice.

Note:	i. The values released by the Bureau of Labor Statistics and available to Boeing 30 days prior to the first day of the scheduled delivery month of an Aircraft will be used to determine the ECI-R and CPI values for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Engine Price Adjustment for the Aircraft invoice at the time of delivery. The values will be considered final and no Engine Price Adjustments will be made after Aircraft delivery for any subsequent changes in published Index values, subject always to paragraph 2.4 above.

ii. The maximum number of digits to the right of the decimal after rounding utilized in any part of the Engine Price Adjustment equation will be 4, where rounding of the fourth digit will be increased to the next highest digit when the 5th digit is equal to 5 or greater.

3.	Engine Warranty.

Boeing has obtained from Rolls-Royce plc the right to extend to Customer the provisions of Rolls-Royce plc’s warranty agreement (herein referred to as the “Warranty”); subject, however, to Customer’s acceptance of the conditions set forth therein. Accordingly, Boeing hereby extends to Customer and Customer hereby accepts the provisions of the Warranty, and such Warranty shall apply to all Trent 1000 type engine(s), including all Modules and Parts thereof as such terms are defined in the Warranty, installed in the Aircraft at the time of delivery or purchased from Boeing by Customer for support of the Aircraft (Engine(s)) except that, if Customer and Rolls-Royce plc have executed an Engine general terms agreement (Engine GTA), then the terms of that Engine GTA shall be substituted for and supersede the provisions of the Warranty and the Warranty shall be of no force or effect and neither Boeing nor Rolls-Royce plc shall have any obligation arising therefrom. In consideration for Boeing’s extension of the Warranty to Customer, Customer hereby releases and discharges Boeing from any and all claims, obligations and liabilities whatsoever arising out of the purchase or use of such Engines and Customer hereby waives, releases and renounces all its rights in all such claims, obligations and liabilities. In addition, Customer hereby releases and discharges Rolls-Royce plc from any and all claims, obligations and liabilities whatsoever arising out of the purchase or use of such Engine(s) except as otherwise expressly assumed by Rolls-Royce plc in such Warranty or Engine GTA between Customer and Rolls-Royce plc and Customer hereby waives, releases and renounces all its rights in all such claims, obligations and liabilities.

The Rolls-Royce plc Warranty is set forth in Exhibit C to the applicable Engine purchase contract between Rolls-Royce plc and Boeing. Copies of the Rolls-Royce plc Warranty shall be provided to Customer by Boeing upon request.

P.A. No. 3256	EE1 - 4
BOEING PROPRIETARY

ENGINE ESCALATION AND

ENGINE WARRANTY

between

THE BOEING COMPANY

and

LAN AIRLINES S.A.

Supplemental Exhibit EE 1 to Purchase Agreement Number 3256

P.A. No. 3256	EE1
BOEING PROPRIETARY

1.	[***] ENGINE ESCALATION.

The Aircraft Basic Price of each Aircraft set forth in each Table 1 of the Purchase Agreement includes an aggregate price for General Electric Aircraft GEnx series engines and all accessories, equipment and parts provided by the engine manufacturer (Engines). The adjustment in Engine Price applicable to each Aircraft (Engine Price Adjustment) will be determined at the time of Aircraft delivery in accordance with the following formula:

Pa = (P) (L + M) – P

Where:

Pa =	Engine Price Adjustment.

P =	Engine Price per Aircraft (as set forth in each Table 1 of this Purchase Agreement).

L = .65 x [(ECI x (ECI-R
ECIb) ECI-Rb)]

Where:

ECIb is the base year engine escalation index ([***] as set forth in each Table 1 of this Purchase Agreement);

ECI is the three-month arithmetic average value of [***]for October, November, and December [***], using ECI,MFG (BLS Series ID ECU12402I);

ECI-Rb is the three-month arithmetic average value of 100.0 for October, November, and December [***], using the ECI – NAICS Manufacturing (BLS Series ID CIU2013000000000I); and

ECI-R is a value determined using the U.S. Department of Labor, Bureau of Labor Statistics, Employment Cost Index for NAICS Manufacturing – Total Compensation (BLS Series ID CIU2013000000000I), calculated by establishing a three-month arithmetic average value (expressed as a decimal and rounded to the nearest tenth) using the values for the 11th, 12th, and 13th months prior to the month of scheduled

P.A. No. 3256	EE1 - 1
BOEING PROPRIETARY

delivery of the applicable Aircraft. As the Employment Cost Index values are only released on a quarterly basis, the value released for the first quarter will be used for the months of January, February, and March; the value released for the second quarter will be used for the months of April, May, and June; the value released for the third quarter will be used for the months of July, August, and September; the value released for the fourth quarter will be used for the months of October, November, and December.

M = .35 x (CPI
CPIb)

Where:

CPIb is the base year index [***] as set forth in each Table 1 of this Purchase Agreement); and

CPI is a value determined using the U.S. Department of Labor, Bureau of Labor Statistics, Consumer Price Index - All Urban Consumers (BLS Series ID CUUR0000SA0), calculated as a 3-month arithmetic average of the released monthly values (expressed as a decimal and rounded to the nearest tenth) using the values for the 11th, 12th, and 13th months prior to the month of scheduled delivery of the applicable Aircraft.

As an example, for an Aircraft scheduled to be delivered in the month of July, the months June, July and August of the preceding year will be utilized in determining the value of ECI-R and CPI.

Note:	i. In determining the values of L and M, all calculations and resulting values will be expressed as a decimal rounded to the nearest ten-thousandth.

ii. .65 is the numeric ratio attributed to labor in the Engine Price Adjustment formula.

iii. .35 is the numeric ratio attributed to materials in the Engine Price Adjustment formula.

iv. The denominators (base year indices) are the actual average values reported by the U.S. Department of Labor, Bureau of Labor Statistics. The actual average values are calculated as a 3-month arithmetic average of the released monthly values (expressed as a decimal and rounded to the nearest tenth) using the values for the 11th, 12th , and 13th months prior to the Engine Price base year.

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BOEING PROPRIETARY

The applicable base year and corresponding denominator is provided by Boeing in each Table 1 of this Purchase Agreement.

v. The final value of Pa will be rounded to the nearest dollar.

vi. The Engine Price Adjustment will not be made if it will result in a decrease in the Engine Price.

2.	Values to be Utilized in the Event of Unavailability.

2.1 If the Bureau of Labor Statistics substantially revises the methodology used for the determination of the values to be used to determine the ECI-R and CPI values (in contrast to benchmark adjustments or other corrections of previously released values), or for any reason has not released values needed to determine the applicable Engine Price Adjustment, General Electric Aircraft agrees to meet jointly with Boeing and the Customer (to the extent such parties may lawfully do so) prior to the delivery of any such Aircraft, to select a substitute from other Bureau of Labor Statistics data or similar data reported by nongovernmental organizations. Such substitute will result in the same adjustment, insofar as possible, as would have been calculated utilizing the original values adjusted for fluctuation during the applicable time period. However, if within 24 months after delivery of the Aircraft, the Bureau of Labor Statistics should resume releasing values for the months needed to determine the Engine Price Adjustment; such values will be used to determine any increase or decrease in the Engine Price Adjustment for the Engine from that determined at the time of delivery of the Aircraft.

2.2 Notwithstanding Article 2.1 above, if prior to the scheduled delivery month of an Aircraft the Bureau of Labor Statistics changes the base year for determination of the ECIR and CPI values as defined above, such re-based values will be incorporated in the Engine Price Adjustment calculation.

2.3 In the event escalation provisions are made non-enforceable or otherwise rendered void by any agency of the United States Government, the parties agree, to the extent they may lawfully do so, to equitably adjust the Engine Price of any affected Aircraft to reflect an allowance for increases or decreases consistent with the applicable provisions of paragraph 1 of this Supplemental Exhibit EEl in labor compensation and material costs occurring since August of the year prior to the price base year shown in the Purchase Agreement.

2.4 If within 12 months of Aircraft delivery, the published index values are revised due to an acknowledged error by the Bureau of Labor Statistics, the Engine Price Adjustment will be re-calculated using the revised index values (this does not include those values noted as preliminary by the Bureau of Labor Statistics). A credit memorandum or supplemental invoice will be issued for the Engine Price Adjustment difference. Interest charges will not apply for the period of original invoice to issuance of credit memorandum or supplemental invoice.

P.A. No. 3256	EE1 - 3
BOEING PROPRIETARY

Note:	i. The values released by the Bureau of Labor Statistics and available to Boeing 30 days prior to the first day of the scheduled delivery month of an Aircraft will be used to determine the ECI-R and CPI values for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Engine Price Adjustment for the Aircraft invoice at the time of delivery. The values will be considered final and no Engine Price Adjustments will be made after Aircraft delivery for any subsequent changes in published Index values, subject always to paragraph 2.4 above.

ii. The maximum number of digits to the right of the decimal after rounding utilized in any part of the Engine Price Adjustment equation will be 4, where rounding of the fourth digit will be increased to the next highest digit when the 5th digit is equal to 5 or greater.

3.	Engine Warranty

Boeing has obtained from General Electric Company (GE) the right to extend to Customer the provisions of GE’s warranty and GE’s product support plan ([***] the “Warranty”); subject, however, to Customer’s acceptance of the conditions set forth herein. Accordingly, Boeing hereby extends to Customer and Customer hereby accepts the provisions of GE’s Warranty as hereinafter set forth, and such Warranty shall apply to all GEnx type engines (including all Modules and Parts thereof), as such terms are defined in the Warranty (GEnx type Engines) installed in the Aircraft at the time of delivery or purchased from Boeing by Customer for support of the Aircraft except that, if Customer and GE have executed, or hereinafter execute, a general terms agreement (Engine GTA), then the terms of the Engine GTA shall be substituted for and supersede the provisions of the Warranty and the Warranty shall be of no force or effect and neither Boeing nor GE shall have any obligation arising there from. In consideration for Boeing’s extension of the GE Warranty to Customer, Customer hereby releases and discharges Boeing from any and all claims, obligations and liabilities whatsoever arising out of the purchase or use of such GEnx type Engines and Customer hereby waives, releases and renounces all its rights in all such claims, obligations and liabilities.

The [***] set forth in Exhibit C to the applicable purchase contract between GE and Boeing. Copies of the Warranty and the Product Support Plan shall [***] be provided to Customer by Boeing upon request.

P.A. No. 3256	EE1 - 4
BOEING PROPRIETARY

SERVICE LIFE POLICY COMPONENTS

between

THE BOEING COMPANY

and

LAN AIRLINES S.A.

Supplemental Exhibit SLP1 to Purchase Agreement Number 3256

P.A. No.	SLP1
BOEING PROPRIETARY

[***] SERVICE LIFE POLICY COMPONENTS

relating to

BOEING MODEL 787 AIRCRAFT

This is the listing of [***] Components for the Aircraft which relate to Part 3, Boeing Service Life Policy of Exhibit C, Product Assurance Document to the AGTA and is a part of Purchase Agreement No. 3256.

1.	Wing.

(a)	Upper and lower wing skins and stiffeners between the forward and rear wing spars.

(b)	Wing spar webs, chords and stiffeners.

(c)	Inspar wing ribs.

(d)	Inspar splice plates and fittings.

(e)	[***].

(f)	Main landing gear support structure.

(g)	Wing center section lower beams, spanwise beams and floor beams, [***]

(h)	Wing-to-body structural attachments.

(i)	Engine [***] fittings attached directly to wing primary structure.

(j)	Support structure in the wing for spoilers and spoiler actuators; for aileron hinges and reaction links; and for leading edge devices and trailing edge flaps/flapperon.

(k)	Leading edge device, [***] and trailing edge flap support system.

(l)	Aileron leading edge device and trailing edge flap internal, fixed attachment and actuator support structure.

P.A. No.	SLP1 - 1
BOEING PROPRIETARY

2.	Body.

(a)	External surface skins and doublers, longitudinal stiffeners, longerons and circumferential rings and frames between the forward pressure bulkhead and the vertical stabilizer rear spar bulkhead, and structural support and enclosure for the APU but excluding all system components and related installation and connecting devices, insulation, lining, and decorative panels and related installation and connecting devices.

(b)	Window and windshield structure but excluding the windows and windshields.

(c)	Fixed attachment structure of the passenger doors, cargo doors and emergency exits, excluding door mechanisms and movable hinge components. Sills and frames around the body openings for the passenger doors, cargo doors and emergency exits, excluding scuff plates and pressure seals.

(d)	Nose wheel well structure, including the wheel well walls, pressure deck, forward and aft bulkheads, and the gear support structure.

(e)	Main gear wheel well [***] pressure deck, bulkheads and landing gear beam [***] structure.

(f)	Floor beams and support posts in the control cab and passenger cabin area, but excluding seat tracks.

(g)	Forward and aft pressure bulkheads.

(h)	Keel structure between the wing front spar bulkhead and the main gear wheel well aft bulkhead, including splices.

(i)	Wing front and rear spar support bulkheads, and vertical and horizontal stabilizer front and rear spar support bulkheads including terminal fittings but excluding all system components and related installation and connecting devices, insulation, lining, and decorative panels and related installation and connecting devices.

(j)	Support structure in the body for the stabilizer pivot and stabilizer screw.

P.A. No.	SLP1 - 2
BOEING PROPRIETARY

3.	Vertical Stabilizer.

(a)	External skins between front and rear spars.

(b)	Front, rear and auxiliary spars including stiffeners.

(c)	Attachment fittings between vertical stabilizer and body.

(d)	Inspar ribs.

(e)	Support structure in the vertical stabilizer for rudder hinges, reaction links and actuators.

(f)	Rudder internal, fixed attachment and actuator support structure.

(g)	[***]

4.	Horizontal Stabilizer.

(a)	External skins between front and rear spars.

(b)	Horizontal stabilizer main torque box spars

(c)	Stabilizer splice fittings, rib, pivot and screw support structure.

(d)	Support structure in the horizontal stabilizer for the elevator hinges, reaction links and actuators.

(e)	Elevator internal, fixed attachment and actuator support structure.

(f)	Elevator hinges and supporting ribs, excluding bearings.

5.	Engine [***].

(a)	[***] doublers and stiffeners.

(b)	Internal [***] chords, frames and bulkheads.

(c)	[***]

(d)	Engine mount support attached directly to [***] structure.

P.A. No.	SLP1-3
BOEING PROPRIETARY

6.	Main Landing Gear.

(a)	Outer cylinder.

(b)	Inner cylinder.

(c)	[***]

(d)	[***]

(e)	Orifice support tube.

(f)	Downlock links including spindles [***]

(g)	Torsion links.

(h)	[***]

(i)	Axles.

7.	Nose Landing Gear.

(a)	Outer cylinder.

(b)	Inner cylinder, including axles.

(c)	[***]

(d)	[***]

(e)	[***]

(f)	Torsion links.

NOTE: The Service Life Policy does not cover any bearings, bolts, bushings, clamps, brackets, actuating mechanisms or latching mechanisms used in or on the [***] Components.

P.A. No.	SLP1-4
BOEING PROPRIETARY

3256-01

LAN Airlines S.A.

Avenida Presidente Riesco 5711

Piso 19

Las Condes

Santiago, Chile

Subject:	Spare Parts Initial Provisioning

Reference:	a)	Purchase Agreement No. 3256 (the Purchase Agreement) between The Boeing Company (Boeing) and LAN Airlines S.A. (Customer) relating to Boeing Model 787-916/-816 aircraft (the Aircraft)

	b)	Customer Services General Terms Agreement No. 16-1
(CSGTA) between Boeing and Customer

This letter agreement (Letter Agreement) is entered into on the date below and amends and supplements the CSGTA. All capitalized terms used but not defined in this Letter Agreement have the same meaning as in the CSGTA, except for “Aircraft” which will have the meaning as defined in the Purchase Agreement.

In order to define the process by which Boeing and Customer will (i) identify those Spare Parts and Standards critical to Customer’s successful introduction of the Aircraft into service and its continued operation, (ii) place Orders under the provisions of the CSGTA as supplemented by the provisions of this Letter Agreement for those Spare Parts and Standards, and (iii) manage, the return of certain of those Spare Parts which Customer does not use, the parties agree as follows.

1.	Definitions.

“Provisioning Data” means the documentation provided by Boeing to Customer, including but not limited to the Recommended Spare Parts List (RSPL), identifying all Boeing initial provisioning requirements for the Aircraft.

“Provisioning Items” means the Spare Parts and Standards identified by Boeing as initial provisioning requirements in support of the Aircraft, excluding special tools, ground support equipment (GSE), quick engine change (QEC) kits engines and engine parts.

“Provisioning Products Guide” means the Boeing Manual D6-81834 entitled “Spares Provisioning Products Guide”.

P.A. No. 3256
Spare_Parts_Initial_Provisioning
BOEING PROPRIETARY

LAN Airlines S.A.
3256-01

2.	Phased Provisioning.

2.1 Provisioning Products Guide. Prior to the initial provisioning meeting Boeing will furnish to Customer a copy of the Provisioning Products Guide.

2.2 Initial Provisioning Meeting. On or about [***] months prior to delivery of the first Aircraft the parties will conduct an initial provisioning meeting where the procedures, schedules, and requirements for training will be established to accomplish phased provisioning of Spare Parts and Standards for the Aircraft in accordance with the Provisioning Products Guide. If the lead time from execution of the Purchase Agreement until delivery of the first Aircraft is less than [***], the initial provisioning meeting will be established as soon as reasonably possible after execution of the Purchase Agreement.

2.3 Provisioning Data. During the initial provisioning meeting Customer will provide to Boeing the operational parameter information described in Chapter 6 of the Provisioning Products Guide. After review and acceptance by Boeing of such Customer information, Boeing will prepare the Provisioning Data. Such Provisioning Data will be furnished to Customer on or about ninety (90) days after Boeing finalizes the engineering drawings for the Aircraft. The Provisioning Data will be as complete as possible and will cover Provisioning Items selected by Boeing for review by Customer for initial provisioning of Spare Parts and Standards for the Aircraft. Boeing will furnish to Customer revisions to the Provisioning Data until approximately ninety (90) days following delivery of the last Aircraft or until the delivery configuration of each of the Aircraft is reflected in the Provisioning Data, whichever is later.

2.4 Buyer Furnished Equipment (BFE) Provisioning Data. Unless otherwise advised by Boeing, Customer will provide or insure its BFE suppliers provide to Boeing the BFE data in scope and format acceptable to Boeing, in accordance with the schedule established during the initial provisioning meeting.

3.	Purchase from Boeing of Spare Parts and Standards as Initial Provisioning for the Aircraft.

3.1 Schedule. In accordance with schedules established during the initial provisioning meeting, Customer may place Orders for Provisioning Items and any GSE, special tools, QEC kits, or engine spare parts which Customer determines it will initially require for maintenance, overhaul and servicing of the Aircraft and/or engines.

P.A. No. 3256
Spare_Parts_Initial_Provisioning
BOEING PROPRIETARY

LAN Airlines S.A.
3256-01

3.2 Prices of Initial Provisioning Spare Parts.

3.2.1 Boeing Spare Parts. The Provisioning Data will set forth the prices for those Provisioning Items other than items listed in Article 3.3, below, that are Boeing Spare Parts, and such prices will be firm and remain in effect for ninety (90) days from the date the price is first quoted to Customer in the Provisioning Data.

3.2.2 Supplier Spare Parts. Boeing will provide estimated prices in the Provisioning Data for Provisioning Items other than items listed in Article 3.3, below, that are Supplier Spare Parts. The price to Customer for any Supplier Spare Parts that are Provisioning Items or for any items ordered for initial provisioning of GSE, special tools manufactured by suppliers, QEC kits, or engine spare parts will be one hundred twelve percent (112%) of the supplier’s list price for such items.

3.3 Standards Kits, Raw Material Kits, Bulk Materials Kits and Service Bulletin Kits. In accordance with schedules established during the initial provisioning meeting, Boeing will furnish to Customer a listing of all components which could be included in the Standards kits, raw material kits, bulk materials kits and service bulletin kits which may be purchased by Customer from Boeing. Customer will select, and provide to Boeing its desired content for the kits. Boeing will furnish to Customer as soon as practicable thereafter a statement setting forth a firm price for such kits. Customer will place Orders with Boeing for the kits in accordance with schedules established during the initial provisioning meeting.

4.	Delivery.

For Spare Parts and Standards ordered by Customer in accordance with Article 3 of this Letter Agreement, Boeing will, insofar as reasonably possible, deliver to Customer such Spare Parts and Standards on dates reasonably calculated to conform to Customer’s anticipated needs in view of the scheduled deliveries of the Aircraft. Customer and Boeing will agree upon the date to begin delivery of the provisioning Spare Parts and Standards ordered in accordance with this Letter Agreement. Where appropriate, Boeing will arrange for shipment of such Spare Parts and Standards which are manufactured by suppliers directly to Customer from the applicable supplier’s facility. The routing and method of shipment for initial deliveries and all subsequent deliveries of such Spare Parts and Standards will be as established at the initial provisioning meeting and thereafter by mutual agreement.

P.A. No. 3256
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5.	Substitution for Obsolete Spare Parts.

5.1 Obligation to Substitute. In the event that, [***] of the first Aircraft, any Spare Part purchased by Customer from Boeing in accordance with this Letter Agreement as initial provisioning for the Aircraft is rendered obsolete or unusable due to the redesign of the Aircraft or of any accessory, equipment or part thereof (other than a redesign at Customer’s request) Boeing will deliver to Customer at no charge new and usable Spare Parts in substitution for such obsolete or unusable Spare Parts and, upon such delivery, Customer will return the obsolete or unusable Spare Parts to Boeing.

5.2 Delivery of Obsolete Spare Parts and Substitutes. Obsolete or unusable Spare Parts returned by Customer pursuant to this Article 5 will be delivered to Boeing [***] at its Seattle Distribution Center or such other destination as Boeing may reasonably designate. Spare Parts substituted for such returned obsolete or unusable Spare Parts will be delivered to Customer in accordance with the CSGTA. Boeing will pay the freight charges for the shipment from Customer to Boeing of any such obsolete or unusable Spare Part and for the shipment from Boeing to Customer of any such substitute Spare Part.

6.	Repurchase of Provisioning Items.

6.1 Obligation to Repurchase. During a period commencing [***], and ending five (5) years after such delivery, Boeing will, upon receipt of Customer’s written request and subject to the exceptions in Article 6.2, repurchase unused and undamaged Provisioning Items which (i) were recommended by Boeing in the Provisioning Data as initial provisioning for the Aircraft, (ii) were purchased by Customer from Boeing, and (iii) are surplus to Customer’s needs.

6.2 Exceptions. Boeing will not be obligated under Article 6.1 to repurchase any of the following: (i) quantities of Provisioning Items in excess of those quantities recommended by Boeing in the Provisioning Data for the Aircraft, (ii) QEC kits, bulk material kits, raw material kits, service bulletin kits, Standards kits and components thereof (except those components listed separately in the Provisioning Data), (iii) Provisioning Items for which an Order was received by Boeing more than five (5) months after delivery of the last Aircraft, (iv) Provisioning Items which have become obsolete or have been replaced by other Provisioning Items as a result of Customer’s modification of the Aircraft, and (v) Provisioning Items which become excess as a result of a change in Customer’s operating parameters, as provided to Boeing pursuant to the initial provisioning meeting and which were the basis of Boeing’s initial provisioning recommendations for the Aircraft.

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6.3 Notification and Format. Customer will notify Boeing, in writing when Customer desires to return Provisioning Items under the provisions of this Article 6. Customer’s notification will include a detailed summary, in part number sequence, of the Provisioning Items Customer desires to return. Such summary will be in the form of listings, tapes, diskettes or other media as may be mutually agreed between Boeing and Customer and will include part number, nomenclature, purchase order number, purchase order date and quantity to be returned. Within five (5) business days after receipt of Customer’s notification, Boeing will advise Customer in writing when Boeing’s review of such summary will be completed.

6.4 Review and Acceptance by Boeing. Upon completion of Boeing’s review of any detailed summary submitted by Customer pursuant to Article 6.3, Boeing will issue to Customer a Material Return Authorization (MRA) for those Provisioning Items Boeing agrees are eligible for repurchase in accordance with this Article 6. Boeing will advise Customer of the reason that any Provisioning Item included in Customer’s detailed summary is not eligible for return. Boeing’s MRA will state the date by which Provisioning Items listed in the MRA must be redelivered to Boeing, and Customer will arrange for shipment of such Provisioning Items accordingly.

6.5 Price and Payment. The price of each Provisioning Item repurchased by Boeing pursuant to this Article 6 will be an amount equal to 100% of the original invoice price thereof except that the repurchase price of Provisioning Items purchased pursuant to Article 3.2.2 will not include Boeing’s 12% handling charge. Boeing will pay the repurchase price by issuing a credit memorandum in favor of Customer which may be applied against amounts due Boeing for the purchase of Spare Parts or Standards.

6.6 Delivery of Repurchased Provisioning Items. Provisioning Items repurchased by Boeing pursuant to this Article 6 will be delivered to Boeing F.O.B. at its Seattle Distribution Center or such other destination as Boeing may reasonably designate.

7.	Title and Risk of Loss.

Title and risk of loss of any Spare Parts or Standards delivered to Customer by Boeing in accordance with this Letter Agreement will pass from Boeing to Customer in accordance with the applicable provisions of the CSGTA. Title to and risk of loss of any Spare Parts or Standards returned to Boeing by Customer in accordance with this Letter Agreement will pass to Boeing upon delivery of such Spare Parts or Standards to Boeing in accordance with the provisions of Article 5.2 or Article 6.6, herein, as appropriate.

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8.	Termination for Excusable Delay.

In the event of termination of the Purchase Agreement pursuant to Article 7 of the AGTA with respect to any Aircraft, such termination will, if Customer so requests by written notice received by Boeing within fifteen (15) days after such termination, also discharge and terminate all obligations and liabilities of the parties as to any Spare Parts or Standards which Customer had ordered pursuant to the provisions of this Letter Agreement as initial provisioning for such Aircraft and which are undelivered on the date Boeing receives such written notice.

9.	Order of Precedence.

In the event of any inconsistency between the terms of this Letter Agreement and the terms of any other provisions of the CSGTA, the terms of this Letter Agreement will control.

Very truly yours,

THE BOEING COMPANY

By:
[***]
Its:	Attorney-In-Fact

P.A. No. 3256
Spare_Parts_Initial_Provisioning
BOEING PROPRIETARY

LAN Airlines S.A.
3256-01

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated herein, please indicate your acceptance and approval below.

ACCEPTED AND AGREED TO this 29th day of October of 2007

LAN AIRLINES S.A.

By:
Mr. Carlos Prado C.
Its:	Senior VP Corporate Investments

By:
Mr. Marco Jofré M.
Its:	Senior VP Operations, Engineering &
Maintenance

P.A. No. 3256
Spare_Parts_Initial_Provisioning
BOEING PROPRIETARY

3256-02

LAN Airlines S.A.

Avenida Presidente Riesco 5711

Piso 19

Las Condes

Santiago, Chile

Subject:	Boeing Model 787 Open Configuration Matters

Reference:	Purchase Agreement No. 3256 (the Purchase Agreement) between The Boeing Company (Boeing) and LAN Airlines S.A. (Customer) relating to Boeing Model 787-916/-816 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Definitions

[***]

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[***]

1.	Aircraft Configuration.

1.1. Initial Configuration. The initial configuration of the Aircraft has been defined by Boeing Model 787 Airplane Configuration Specification Number 787B1-4102 Revision B, dated July 9, 2007, [***]

1.1.1. [***]

1.1.2. [***]

1.2. Final Configuration Schedule. Given the long period of time between the Purchase Agreement signing and delivery of the Aircraft, the final configuration of the Aircraft have not yet been defined. Customer may have the desire to incorporate certain configuration changes (Options) into the Aircraft (for each Boeing 787 Model) using the then current Boeing Model 787 Airplane Configuration Specification document and selections from the then current 787 Airplane Descriptions and Selections document (Final Configuration) in accordance with the following schedule:

1.2.1. Subject to the provisions of Article 1.2.2, below, Final Configuration shall be completed no later than [***] prior to delivery of the First 787-916 Aircraft and the First Customer 787-816 Aircraft. For avoidance of doubt, the dates corresponding to this deadline are set forth in Attachment 2 to this Letter Agreement.

1.2.2. If Customer wishes to include installation of Customer’s BFE premium class seats in the configuration of the Customer Aircraft, Customer shall give written notice to Boeing no later than [***] prior to delivery of the First 787-916 Aircraft and the First 787-816 Aircraft and Final Configuration shall be completed no later than [***] prior to delivery of the First 787-916 Aircraft and the First 787-816 Aircraft. For avoidance of doubt, the dates corresponding to this deadline are set forth in Attachment 2 to this Letter Agreement.

1.2.3. [***]

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[***]

1.2.4. [***]

1.2.5. [***]

2.	Amendment of the Purchase Agreement.

Within [***] following Final Configuration of each Aircraft, Boeing and Customer will execute a separate written amendment to the Purchase Agreement for the (1) Boeing Model 787-916 aircraft and the (2) Boeing Model 787-816 aircraft applicable to the Aircraft which will reflect the following:

2.1. [***], the changes applicable to each Aircraft (for each Boeing 787 Model) which are developed by Boeing between the date of signing of the Purchase Agreement and date of Final Configuration (Baseline Changes);

2.2. Incorporation into each Exhibit A of the Purchase Agreement of those optional features which have been agreed to by Customer and Boeing (Customer Configuration Changes). [***]

2.3. Revisions to the Performance Guarantees to reflect the effects, if any, on Aircraft performance of the incorporation of the Customer Configuration Changes of the Aircraft [***]

2.4. Changes to the optional features Price, Aircraft Basic Price and the Advance Payment Base Price of the Aircraft [***] to adjust for:

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[***]

(i)	The difference between

a) [***]

b) [***]

(ii)	The difference between

a) [***]

b) [***]

2.5. Changes to the Advance Payment Base Price of the Aircraft (for each Boeing 787 Model) to adjust for the difference between

(i) [***]

(ii) [***]

3.	Other Letter Agreements.

Boeing and Customer acknowledge that as the definition of the Aircraft progresses, there may be a need to execute letter agreements addressing one or more of the following subjects:

3.1. [***]

3.2. [***]

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4.	Confidential Treatment

[***]

Very truly yours,

THE BOEING COMPANY

By:
[***]
Its:	Attorney-In-Fact

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LAN Airlines S.A.

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If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated herein, please indicate your acceptance and approval below.

ACCEPTED AND AGREED TO this 29th day of October of 2007.

LAN AIRLINES S.A.

By:
Mr. Carlos Prado C.
Its:	Senior VP Corporate Investments

By:	Mr. Marco Jofré M.
Its:	Senior VP Operations, Engineering & Maintenance

P.A. No. 3256	BOEING PROPRIETARY
787_Open_Configuration_Matters	Page 76 of 464

LAN Airlines S.A.

Attachment 1, to 787 Open Configurations Matter, 3256-02 Page 1 of 2

Attachment 1, Page 1 of 2, to Open Configuration Matters Letter Agreement 3256-02

[***]

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LAN Airlines S.A.

Attachment 1, to 787 Open Configurations Matter, 3256-02 Page 2 of 2

Attachment 1, Page 2 of 2, to Open Configuration Matters Letter Agreement 3256-02

[***]

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Attachment 2, to 787 Open Configurations Matter, 3256-02 Page 1 of 1

[***]

P.A. No. 3256
787_Open Configuration_Matters
BOEING PROPRIETARY

The Boeing Company

P.O. Box 3707

Seattle, WA 98124-2207

3256-03

LAN Airlines S.A.

Avenida Presidente Riesco 5711

Piso 19

Las Condes

Santiago, Chile

Subject:	Provision and Loading of Boeing Owned Software in the Electronic Flight Bag (EFB) System or Other Onboard Loadable Hardware System.

Reference:	a) Purchase Agreement No. 3256 (the Purchase Agreement) between The Boeing Company (Boeing) and (Customer); and

b) Customer Services General Terms Agreement No. 16-1 (the CSGTA) between Boeing and Customer, including Supplemental Agreement for Electronic Access (the “SA-EA”).

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1. Customer’s Aircraft is equipped with onboard loadable hardware, specifically the Class 3 EFB System and the Core Network Server (CNS). Boeing will install certain Boeing owned software, also referred to in the AGTA and the Purchase Agreement as “Materials” (and not “Aircraft Software”), on the EFBs and on the File Server Module (FSM) within the Core Network before fly away. These Materials to be installed on the EFBs include, but are not limited to, electronic documents (e-Docs), onboard performance tool (OPT), and the electronic logbook (E-Logbook). The Cabin Logbook will be installed on an FSM within the Core Network.

2. Boeing will license and install these Materials on the following conditions:

(i) Notwithstanding any provision to the contrary, these. Materials are provided and licensed to Customer in accordance with the terms and conditions of the CSGTA, as supplemented by the SA-EA, Supplemental Agreement No. SA-eE (“the SA-eE”) to the CSGTA, and applicable Software License Orders.

(ii) The DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES provisions in Article 11 of Part 2

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of Exhibit C of the AGTA and the insurance provisions of Article 8.2 of the AGTA will apply to Boeing’s installation of the Materials.

3. The technical data and maintenance information specified in Article 3 of Part 3 of Supplemental Exhibit CS 1 to the Purchase Agreement will be considered “Materials” as defined therein and not “Aircraft Software” even when such technical data and maintenance information is provided in software media and is used onboard the Aircraft or loaded into an onboard Aircraft system.

4. Notwithstanding anything to the contrary,

(i) the provision, license and access to the Materials specified in Article 3 of this Letter Agreement through the Maintenance Performance Toolbox,

(ii) the provision and license of the Software Developer Kits (SDKs) for the EFB and the Core Network, and

(iii) the provision and license of other software which may be identified by Boeing from time to time shall be pursuant to the terms of the CSGTA, as supplemented by the SA-EA and the SA-eE, including applicable Software License Orders.

The SDK Contractor Confidentiality Agreement of the SA-eE shall apply to any provision of the SDKs to Customer’s contractor.

5. [***]The Software License Orders must be executed between Boeing and Customer no later than ninety (90) days prior to delivery of Customer’s first 787 Aircraft. All software applications and SDKs referenced in Articles 1, 3 and 4 of this Letter Agreement will be further described in the Software Licensed Order for that software application and SDK.

Very truly yours,

THE BOEING COMPANY

By:
[***]
Its:	Attorney-In-Fact

P.A. No. 3256
787 e-Enabling Letter Agreement
BOEING PROPRIETARY

LAN Airlines S.A.
3256-03 Page 3

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated herein, please indicate your acceptance and approval.

ACCEPTED AND AGREED TO this 29th day of October of 2007.

LAN AIRLINES S.A.

By:
Mr. Carlos Prado C.
Its:	Senior VP Corporate Investments

By:	Mr. Marco Jofré M.

Its:	Senior VP Operations, Engineering & Maintenance

P.A. No. 3256 787 e-Enabling Letter Agreement
BOEING PROPRIETARY

3256-04

LAN Airlines S.A.

Avenida Presidente Riesco 5711

Piso 19

Las Condes

Santiago, Chile

Subject:	Spare Parts Commitments

Reference:	a) Purchase Agreement No. 3256 (the Purchase Agreement) between The Boeing Company (Boeing) and (Customer)

b) Customer Services General Terms Agreement No. 16-1 (the CSGTA) between Boeing and Customer, including Supplemental Agreement for Electronic Access (the “SA-EA”)

This letter agreement (Letter Agreement) is entered into of the date set forth below, and amends and supplements the CSGTA. All capitalized terms used but not defined in this Letter Agreement have the same meaning as in the CSGTA, except for “Aircraft” which will have the meaning as defined in the Purchase Agreement. Unless otherwise stated all references in this Letter Agreement to Articles refer to the Articles contained this Letter Agreement. In consideration of Customer’s purchase of the Aircraft, the commitments described in this Letter Agreement will continue for as long as Customer owns or operates the Aircraft.

1.	Definitions.

1.1 “Customer’s Demand Date” means the delivery date specified by Customer in its Order to Boeing for a Spare Part.

1.2 “Customer Hold Time” means the period of time between the date on which Boeing requests a decision, information or act from Customer and the date Customer provides such decision or information or performs such act. This includes, but is not limited to time expended (i) waiting for Customer’s clarification of missing order data or Customer’s approval of Boeing’s quote for goods or services, (ii) resolving order discrepancies or technical discrepancies, (iii) obtaining engineering decisions from Customer, (iv) waiting for receipt of a part which has been shipped to a location other than the designated Boeing service center, and (v) resolving any Boeing constraints on processing an Order due to the status of Customer’s credit with Boeing.

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1.3 “Beyond Economic Repair” or “BER” is the term applied to a part whose repair or overhaul will exceed 65% of Boeing’s then current price for a new such replacement part.

1.4 “Order Date” means the date on which an Order is established in accordance with the provisions of the CSGTA.

1.5 “Shelf Stock Part” means at any time a Spares Prone Part that has been ordered two (2) or more times from Boeing within the most recent consecutive twelve (12) month period.

1.6 “Spares Prone Part” means a Boeing Spare Part that is identified and recommended by Boeing in its provisioning data as a part that for the life of the aircraft can be expected to be replaced during normal aircraft line maintenance or during overhaul of line replaceable units due to, failure, wear, deterioration, maintenance, damage, loss, corrosion, vibration, or temperature.

2.	Delivery Commitment for New Spare Parts.

2.1. Boeing will deliver in accordance with the provisions of the CSGTA within the lead times specified below, Boeing Spare Parts other than (i) Boeing Spare Parts ordered as part of Customer’s initial provisioning for an aircraft or (ii) kits; provided that such Boeing Spare Parts are Ordered after the execution of this Letter Agreement and are in continuous production for an aircraft model in production on the Order Date.

2.1.1.	A Shelf Stock Part will ship either (i) in not more than fifteen (15) calendar days from its Order Date, or (ii) prior to Customer’s Demand Date, whichever is later.

2.1.2.	A Spares Prone Part that is not a Shelf Stock Part will ship either (i) in not more than ninety (90) calendar days from its Order Date, or (ii) prior to Customer’s Demand Date, whichever is later.

2.2 For Boeing Spare Parts not in continuous production on the Order Date, Boeing will expend reasonable efforts to meet Customer’s Demand Date.

3.	Remedies Regarding Delivery.

3.1 If Boeing anticipates it will be unable to ship a Boeing Spare Part [***] within the applicable commitment time described in Article 2.1, Boeing may take one or more of the following actions:

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3.1.1 Boeing may remove such Boeing Spare Part from a higher assembly in Boeing’s inventory, if available, and ship to Customer; or

3.1.2 Boeing may provide to Customer a loaned Boeing Spare Part until a new Boeing Spare Part can be delivered; or

3.1.3 Boeing may provide to Customer reimbursement of Customer’s reasonable lease charges for a replacement part.

3.2 If as a result of an action described in Article 3.1, Boeing provides to Customer the applicable Boeing Spare Part within the commitment period described in Article 2.1 or provides reimbursement in accordance with Article 3.1.3, and, in either case, thereafter completes the Order as soon as such Boeing Spare Part is available for shipment, Boeing shall be deemed to have satisfied the commitments described in Article 2.1.

3.3 [***], Boeing will provide a credit to the Customer in an amount of one half of one percent (0.5%) of Boeing’s then current list price of the Boeing Spare Part for each calendar day the delivery of such Boeing Spare Part is delayed, but not to exceed Boeing’s then current list price for such Boeing Spare Part.

3.4 The provisions of Article 3.3 will not apply to delay in delivery which is (i) due to the failure of Customer’s carrier to take possession of the Boeing Spare Parts, or (ii) otherwise permitted by applicable law or contract, including without limitation any provisions relating to excusable delay.

3.5 The remedies described in this Article 3 are Customer’s exclusive remedies for Boeing’s failure to comply with the provisions of Articles 2.1 and are in lieu of all other damages, claims and remedies of Customer arising at law or otherwise for any failure to meet Customer’s delivery requirements [***]. Customer hereby waives and renounces all other claims and remedies arising at law or otherwise for any such failure to meet Customer’s delivery requirements [***].

4.	Spare Part Price Escalation.

Beginning with the Spares Catalog in effect as of the execution date of this Letter Agreement and for each Spares Catalog released thereafter, (i) the aggregate price

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of the Spare Parts listed in both the then current Spares Catalog and the Spares Catalog in effect prior to the then current Spares Catalog will not be increased to a number greater than the Spares Adjusted Price as defined in Article 5, and (ii) the price of an individual Spare Part listed in both the then current Spares Catalog and the Spares Catalog in effect prior to the then current Spares Catalog will not be increased by a factor greater than two times the escalation factor (AE where AE = (Lq + Mq) – 1, as Lq and Mq are defined in Article 5.

5.	Spare Part Price Formula.

5.1 The formula used to determine the annual aggregate price escalation for Spare Parts listed in both the then current Spares Catalog and the Spares Catalog in effect prior to the then current Spares Catalog (Spares Adjusted Price) is as follows:

AP = (P) ( Lq + Mq )

Where:

AP = Spares Adjusted Price

P = Aggregate price of all Spare Parts listed in the Spares Catalog in effect prior to the then current Spares Catalog that are also listed in the then current Spares Catalog.

Lq = The labor index which will be equal to 80% of the quotient obtained from utilizing the Current Year Index Value (defined below) divided by the Base Year Index Value (defined below) for “Average Hourly Earnings – Other Aircraft Parts & Equipment” as published by the U.S. Department of Labor, Bureau of Labor Statistics including those noted as preliminary (NAICS Code = 336413, Series ID = ceu3133641306). The final value of Lq will be rounded to the nearest ten thousandth.

Mq = The material index which will be equal to 20% of the quotient obtained from utilizing the Current Year Index Value (defined below) divided by the Base Year Index Value (defined below) for “Producer Price Index –Industrial Commodities” as published by the U.S. Department of Labor, Bureau of Labor Statistics including those noted as preliminary (Series ID = WPUO3 through 15). The final value of Mq will be rounded to the nearest ten thousandth.

Current Year Index Value = Arithmetic average (rounded to the nearest thousandth) of the April, May and June index values of the applicable index for the year preceding the effective date of the then current Spares Catalog.

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Base Year Index Value = Arithmetic average (rounded to the nearest hundredth) of the April, May and June Index values of the applicable index for the year two (2) years preceding the effective date of the then current Spares Catalog.

The final value of AP will be rounded [***].

5.2. If the Bureau of Labor Statistics substantially revises the methodology used for the determination of the values to be used to determine the Lq and Mq values (in contrast to benchmark adjustments or other corrections of previously released values), or for any reason has not released values needed to determine the applicable Spares Adjusted Price, Boeing will select a substitute from other Bureau of Labor Statistics data or similar data reported by non-governmental organizations. Such substitute will result in the same adjustment, insofar as possible, as would have been calculated utilizing the original values adjusted for fluctuation during the applicable time period.

5.3 Any rounding of a number, as required under this Article 5 will be accomplished as follows: if the first digit of the portion to be dropped from the number to be rounded is five or greater, the preceding digit will be raised to the next highest number.

6.	Processing Time Commitment for Spare Prone Parts Returned for Repair or Overhaul.

6.1 The processing time commitments in this Article 6 are for any Spares Prone Part which (i) is in continuous production for an aircraft model in production at the time such Spares Prone Part is returned to Boeing for repair or overhaul, (ii) is returned to Boeing for repair or overhaul after the execution of this Letter Agreement, (iii) has a new part list price of less than $200,000 [***] and (iv) is not a BER Part. A Spares Prone Part meeting the criteria defined in this Article 6.1 shall be called a “Qualifying In-Production Spares Prone Part.”

6.2 Boeing will repair or overhaul due to normal wear and tear any Qualifying In-Production Spares Prone Part in (i) twenty-eight (28) calendar days for 787 model aircraft and (ii) thirty-five (35) calendar days for all other models of Boeing aircraft, in each case calculated as specified in Article 6.3.

6.3 The number days expended by Boeing in processing the repair or overhaul, will be determined by calculating the number of days which elapse between the date Boeing takes delivery of the applicable Qualifying In-Production

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Spare Prone Part and the date of shipment of such repaired or overhauled Qualifying In-Production Spares Prone Part minus any days during that period in which due to Customer Hold Time Boeing does not process the applicable overhaul or repair during either all or a portion of Boeing’s standard eight hour work day.

6.4 Boeing will expend reasonable efforts to meet its quoted repair times for repairs or overhauls applicable to (i) parts other than any Qualifying In-Production Spares Prone Part, and (ii) repairs or overhauls that extend beyond normal wear and tear for any Qualifying In-Production Spares Prone Part.

7.	Remedies Regarding Processing Time .

7.1 If Boeing anticipates it will be unable to meet the processing time commitments [***], will take one or more of the following actions:

7.1.1 Boeing may provide to Customer a serviceable exchange part that has equal or greater service life of the part returned for repair or overhaul; or

7.1.2 Boeing may provide to Customer a part as a loan until the repaired or overhauled part is returned to the Customer; or

7.1.3 Boeing may provide to Customer reimbursement of Customer’s reasonable lease charges for a replacement part.

7.2 If as a result of an action described in Article 7.1, Boeing provides to Customer a suitable repaired or overhauled Qualifying In-Production Spares Prone Part within the commitment periods described in Article 6.2, or provides reimbursement in accordance with Article 7.1.3, and in either case, thereafter completes the applicable contract as soon as such repaired or overhauled part is available for shipment, Boeing will be deemed to have satisfied the commitments described in Article 6.2.

7.3 [***], Boeing will provide a credit to the Customer in an amount of one half of one percent (0.5%) of the repair or overhaul price for the applicable Qualifying In-Production Spares Prone Part, for each calendar day the delivery of such part is delayed but not to exceed the repair or overhaul price for the applicable Qualifying In-Production Spares Prone Part.

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7.4 The provisions of Article 7.3 will not apply to delay in delivery which is due to (i) Customer Hold Time, (ii) the failure of Customer’s carrier to take possession of the applicable Qualifying In-Production Spares Prone Part, or (iii) is otherwise permitted by applicable law or contract, including without limitation any provisions relating to excusable delay.

7.5 The remedies provided in this Article 7 are Customer’s exclusive remedies for Boeing’s failure to comply with the provisions of Article 6.2 and are in lieu of all other damages, claims and remedies of Customer arising at law or otherwise for any failure to meet Customer’s delivery requirements. Customer hereby waives and renounces all other claims and remedies arising at law or otherwise for any such failure to meet Customer’s delivery requirements [***].

8.	Substitution for Obsolete Spare Parts.

After delivery of the first Aircraft, if any unused and undamaged Spare Part purchased by Customer from Boeing for the Aircraft, or other aircraft in Customer’s fleet of the same model type, is rendered obsolete and unusable due to a Boeing initiated change that results in a redesign of the Aircraft or any accessory, equipment or part thereof, (other than a redesign at Customer’s request), Boeing will make available to Customer a replacement part at the detail part level on a no charge substitution basis provided Customer requests such substitution from Boeing in writing within four (4) years of delivery of the affected Spare Part to Customer. [***]

9.	Order of Precedence.

In the event of any inconsistency between the terms of this Letter Agreement and the terms of any other provisions of the CSGTA, the terms of this Letter Agreement shall control.

P.A. No. 3256 Spare Parts Commitments
BOEING PROPRIETARY

LAN Airlines S.A.
3256-04 Page 8

Very truly yours,

THE BOEING COMPANY

By:
[***]
Its:	Attorney-In-Fact

P.A. No. 3256 Spare Parts Commitments
BOEING PROPRIETARY

LAN Airlines S.A.
3256-04 Page 9

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated herein, please indicate your acceptance and approval.

ACCEPTED AND AGREED TO this 29th day of October of 2007.

LAN AIRLINES S.A.

By:
Mr. Carlos Prado C.
Its:	Senior VP Corporate Investments

By:	Mr. Marco Jofré M.
Its:	Senior VP Operations, Engineering & Maintenance

P.A. No. 3256 Spare Parts Commitments
BOEING PROPRIETARY

6-1162-ILK-0310

LAN Airlines S.A.

Avenida Presidente Riesco 5711

Piso 19

Las Condes

Santiago, Chile

Subject:	[***]
Reference:	Purchase Agreement No. 3256 (the Purchase Agreement) between The Boeing Company (Boeing) and LAN Airlines S.A. (Customer) relating to Boeing Model 787-916/-816 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.	Definitions.

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LAN Airlines S.A.
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LAN Airlines S.A.
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8.	Assignment.

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LAN Airlines S.A.
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10.	[***]

11.	Confidential Treatment.

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P.A. No. 3256 [***]
BOEING PROPRIETARY

LAN Airlines S.A.
6-1162-ILK-0310 Page 7

Very truly yours,

THE BOEING COMPANY

By:
[***]
Its:	Attorney-In-Fact

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated herein, please indicate your acceptance and approval.

ACCEPTED AND AGREED TO this 29th day of October of 2007.

LAN AIRLINES S.A.

By:
Mr. Carlos Prado C.
Its:	Senior VP Corporate Investments

By:	Mr. Marco Jofré M.
Its:	Senior VP Operations, Engineering & Maintenance

P.A. No. 3256 [***]
BOEING PROPRIETARY

LAN Airlines S.A.
Attachment 1 to 6-1162-ILK-0310 Page 1 of 1

[***]

P.A. No. 3256, APR 45875 [***]
BOEING PROPRIETARY

LAN Airlines S.A.
Attachment 1 to 6-1162-ILK-0310 Page 1 of 1

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BOEING PROPRIETARY

LAN Airlines S.A.
Attachment 2 to 6-1162-ILK-0310 Page 1 of 1

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BOEING PROPRIETARY

Appendix 1 to [***] Letter Agreement 6-1162-ILK-0310

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[***]
BOEING PROPRIETARY

6-1162-ILK-0311

LAN Airlines S.A.

Avenida Presidente Riesco 5711

Piso 19

Las Condes

Santiago, Chile

Subject: [***]

Reference:	Purchase Agreement No. 3194 (the Purchase Agreement) between The Boeing Company (Boeing) and LAN Airlines S.A. (Customer) relating to Boeing Model 787-916/-816 aircraft (the Aircraft)

This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

[***]

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P.A. No. 3256	[***]
BOEING PROPRIETARY

LAN Airlines S.A.
6-1162-ILK-0311 Page 6

Very truly yours,

THE BOEING COMPANY

By:
[***]
Its:	Attorney-In-Fact

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated herein, please indicate your acceptance and approval below.

ACCEPTED AND AGREED TO this 29th day of October of 2007

LAN AIRLINES S.A.

By:
Mr. Carlos Prado C.
Its:	Senior VP Corporate Investments

By:
Mr.Marco Jofre M.
Its:	Senior VP Operations, Engineering & Maintenance

P.A. No. 3256	[***]
BOEING PROPRIETARY

Attachment A to Letter Agreement 6-1162-ILK-0311

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BOEING PROPRIETARY

The Boeing Company

P.O. Box 3707

Seattle, WA 98124-2207

6-1162-ILK-0312

LAN Airlines S.A.

Avenida Presidente Riesco 5711

Piso 19

Las Condes

Santiago, Chile

Subject:	Promotional Support Agreement

Reference:	Purchase Agreement No. 3256 (the Purchase Agreement) between The Boeing Company (Boeing) and LAN Airlines S.A. (Customer) relating to Boeing Model 787-916/-816 aircraft (Aircraft).

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Recitals.

Boeing and Customer wish to enter into an agreement pursuant to which Boeing and Customer will each contribute equally to promotional programs in support of the entry into service of the Aircraft as more specifically provided below.

1.	Definitions.

1.1 “Covered Aircraft” shall mean those Aircraft identified in each Table 1 to the Purchase Agreement as of the date of signing of this Letter Agreement.

1.2 “Promotional Support” shall mean marketing and promotion programs in support of the entry into service of the Covered Aircraft such as marketing research, tourism development, corporate identity, direct marketing, video tape or still photography, planning, design and production of collateral materials, management of promotion programs, advertising campaigns or such other marketing and promotional activities as the parties may mutually agree.

1.3 “Commitment Limit” shall have the meaning set forth in Article 2, below.

1.4 “Performance Period” shall mean the period [***]

P.A. No. 3256 Promotional_Support_Agreement
BOEING PROPRIETARY

LAN Airlines S.A. 6-1162-ILK-0312 Page 2

1.5 “Qualifying Third Party Fees” shall mean fees paid by Customer during the Performance Period to third party providers for Promotional Support provided to Customer during the Performance Period.

2.	Promotional Support Agreement Commitment.

As more particularly set forth in this Letter Agreement Boeing agrees to provide Promotional Support to Customer in a value not to exceed $100,000 (One Hundred Thousand Dollars) for the first Covered Aircraft delivered to Customer and not to exceed $50,000 (Fifty Thousand Dollars) per Covered Aircraft for each Covered Aircraft delivered to Customer thereafter (Promotional Support Commitment Limit).

3.	Promotional Support Agreement Methods of Performance.

Subject to the Promotional Support Commitment Limit, Customer may elect to receive the Promotional Support in either or any combination of the following ways:

3.1 At Customer’s request and with respect to a mutually agreed project Boeing will provide Promotional Support during the Performance Period directly to Customer in value equivalent to Qualifying Third Party Fees.

3.2 Boeing will reimburse fifty percent (50%) of Customer’s payments of Qualifying Third Party Fees provided that Customer provides Boeing copies of paid invoices for such Qualifying Third Party Fees no later than twenty four (24) months after the delivery of the first Covered Aircraft. There will be no cash payments or other support in lieu thereof.

4.	Commencement Date.

Boeing’s obligation to provide Promotional Support will commence when the purchase of the Covered Aircraft becomes firm (not subject to cancellation by either party).

5.	Project Approval.

Following the execution of this Letter Agreement, a Boeing Airline Marketing Services representative will meet with Customer’s designated representative to review and approve the extent, selection, scheduling, and funds disbursement process for the Promotional Support to be provided pursuant to this Letter Agreement.

6.	Confidentiality.

[***]

P.A. No. 3256 Promotional_Support_Agreement
BOEING PROPRIETARY

LAN Airlines S.A. 6-1162-ILK-0312 Page 3

[***]

Very truly yours,

THE BOEING COMPANY

By:
[***]
Its:	Attorney-In-Fact

P.A. No. 3256 Promotional_Support_Agreement
BOEING PROPRIETARY

LAN Airlines S.A. 6-1162-ILK-0312 Page 4

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated herein, please indicate your acceptance and approval.

ACCEPTED AND AGREED TO this 29th day of October of 2007

LAN AIRLINES S.A.

By:
Mr. Carlos Prado C.
Its:	Senior VP Corporate Investments

By:
Mr. Marco Jofré M.
Its:	Senior VP Operations, Engineering &
Maintenance

P.A. No. 3256 Promotional_Support_Agreement
BOEING PROPRIETARY

The Boeing Company

P. O. Box 3707

Seattle, WA 98124-2207

6-1162-ILK-0313

LAN Airlines S.A.

Avenida Presidente Riesco 5711

Piso 19

Las Condes

Santiago, Chile

Subject:	Special Matters relating to COTS Software and End User License Agreements
Reference:	Purchase Agreement No. 3256 (the Purchase Agreement) between The Boeing Company (Boeing) and LAN Airlines S.A. (Customer) relating to Boeing Model 787-916/-816 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Recitals

A. Certain third party, commercial off-the-shelf software products are available to perform various functions required in the Aircraft (COTS Software).

B. The industry practice with respect to COTS Software is to permit manufacturers to install the software in products. for sale to customers. The manufacturer is required to pass to the customer an End User License Agreement (EULA), which covers the right to use the COTS Software. The EULA’s also require each user of the product to further license the software and pass the EULA to any user to whom he transfers the product.

C. Because of the described industry practice with respect to COTS Software, Boeing does not acquire title to COTS Software and cannot pass title to COTS Software at the time of delivery of the Aircraft.

D. Therefore, the parties desire to amend certain provisions of the Purchase Agreement to properly reflect the respective rights and obligations of the parties with respect to the COTS Software included in the Aircraft.

P.A. No. 3256 EULA_Special_Matters

LAN Airlines S.A. 6-1162-ILK-0313 Page 2

Agreement

1.	At delivery of the Aircraft, Boeing will furnish to Customer copies of all EULA’s applicable to the Aircraft, and Customer agrees to comply with all provisions of the applicable EULA’s. [***]

2.	Notwithstanding the provisions of Article 6.3 of the AGTA, at delivery of each Aircraft, Boeing will provide Customer an Aircraft bill of sale conveying good title, free of encumbrances except as provided in applicable EULA’s [***]

3.	In connection with any sale or other transfer of the Aircraft, Customer agrees to comply with all provisions of the applicable EULA’s, including without limitation the re-licensing of the software to Customer’s transferee and the flow down within such license of the further requirement that Customer’s transferee comply with and flow to other transferees the obligations of the EULA.

Very truly yours,

THE BOEING COMPANY

By:
[***]
Its:	Attorney-In-Fact

P.A. No. 3256 EULA_Special_Matters

LAN Airlines S.A. 6-1162-ILK-0313 Page 3

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated herein, please indicate your acceptance and approval below.

ACCEPTED AND AGREED TO this 29th day of October of 2007

LAN AIRLINES S.A.

By:
Mr. Carlos Prado C.
Its:	Senior VP Corporate Investments

By:
Mr. Marco Jofré M.
Its:	Senior VP Operations, Engineering &
Maintenance

P.A. No. 3256 EULA_Special_Matters

Boeing Commercial Airplanes

P. O. Box 3707

Seattle, WA 98124-2207

6-1162-ILK-0314

LAN Airlines S.A.

Avenida Presidente Riesco 5711

Piso 19

Las Condes

Santiago, Chile

Subject:	[***]

References:	1)	Purchase Agreement No. 3256 (the Purchase Agreement) between The Boeing Company (Boeing) and LAN Airlines S.A. (Customer) relating to Boeing Model 787-916/-816 aircraft (Aircraft); and

	2)	Aircraft General Terms Agreement dated as of the 9th of May of 1997 between the parties, identified as AGTA-LAN (AGTA).

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Definition of Terms:

[***]

1.	[***]

[***]

P.A. No. 3256 [***]

LAN Airlines S.A. [***] Letter Agreement: 6-1162-ILK-0314 Page 2

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6.	Confidential Treatment

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P.A. No. 3256
[***]

LAN Airlines S.A.
[***] Letter Agreement: 6-1162-ILK-0314

Very truly yours,

THE BOEING COMPANY

By:
[***]
Its:	Attorney-In-Fact

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated herein, please indicate your acceptance and approval.

ACCEPTED AND AGREED TO this 29th day of October of 2007

LAN AIRLINES S.A.

By:
Mr. Carlos Prado C.
Its:	Senior VP Corporate Investments

By:
Mr. Marco Jofré M.
Its:	Senior VP Operations, Engineering &
Maintenance

P.A. No. 3256
[***]

Boeing Commercial Airplanes

P. O. Box 3707

Seattle, WA 98124-2207

6-1162-ILK-0315

LAN Airlines S.A.

Avenida Presidente Riesco 5711

Piso 19

Las Condes

Santiago, Chile

Subject:	[***]

Reference:	Purchase Agreement No. 3256 (the Purchase Agreement) between The Boeing Company (Boeing) and LAN Airlines S.A. (Customer) relating to Boeing Model 787-916/-816 aircraft (Aircraft)

This letter agreement (Letter Agreement), when accepted by Customer, will amend the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1. [***]

1.1 [***]

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2.	Confidentiality.

[***]

P.A. No. 3256
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LAN Airlines S.A.

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Letter Agreement: 6-1162-ILK-0315

[***]

Very truly yours,

THE BOEING COMPANY

By:
[***]
Its:	Attorney-In-Fact

P.A. No. 3256
[***]

LAN Airlines S.A.

[***]

Letter Agreement: 6-1162-ILK-0315

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated herein, please indicate your acceptance and approval.

ACCEPTED AND AGREED TO this 29th day of October of 2007

LAN AIRLINES S.A.

By:
Mr. Carlos Prado C.
Its:	Senior VP Corporate Investments

By:
Mr. Marco Jofré M.
Its:	Senior VP Operations, Engineering &
Maintenance

P.A. No. 3256
[***]

LAN Airlines S.A.

[***]

Letter Agreement: 6-1162-ILK-0315

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P.A. No. 3256
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LAN Airlines S.A.

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Letter Agreement: 6-1162-ILK-0315

[***]

P.A. No. 3256
[***]

The Boeing Company

P. O. Box 3707

Seattle, WA 98124-2207

6-1162-ILK-0316

LAN Airlines S.A.

Avenida Presidente Riesco 5711

Piso 19

Las condes

Santiago, Chile

Subject:	[***]

Reference:	Purchase Agreement No. 3256 (the Purchase Agreement) between The Boeing Company (Boeing) and LAN Airlines S.A. (Customer) relating to Boeing Model 787-916/-816 aircraft (the Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1. [***]

1.1. [***]

1.1.1 [***]

1.1.2 [***]

1.2. [***]

1.2.1. [***]

1.2.2. [***]

1.2.3. [***]

P.A. No. 3256
BOEING PROPRIETARY

LAN Airlines S.A.

6-1162-ILK-0316 Page 2

1.2.4. [***]

2. [***]

3. [***]

3.1 [***]

3.2 [***]

3.3 [***]

4. [***]

P.A. No. 3256
BOEING PROPRIETARY

LAN Airlines S.A.

6-1162-ILK-0316 Page 3

5. [***]

5.1 [***]

5.2 [***]

6.	Confidential Treatment.

[***]

P.A. No. 3256
BOEING PROPRIETARY

LAN Airlines S.A.

6-1162-ILK-0316 Page 4

[***]

Very truly yours,

THE BOEING COMPANY

By:
[***]
Its:	Attorney-In-Fact

P.A. No. 3256
BOEING PROPRIETARY

LAN Airlines S.A.

6-1162-ILK-0316 Page 5

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated herein, please indicate your acceptance and approval.

ACCEPTED AND AGREED TO this 29th day of October of 2007

LAN AIRLINES S.A.

By:
Mr. Carlos Prado C.
Its:	Senior VP Corporate Investments

By:
Mr. Marco Jofré M.
Its:	Senior VP Operations, Engineering &
Maintenance

P.A. No. 3256
BOEING PROPRIETARY

The Boeing Company

P. O. Box 3707

Seattle, WA 98124-2207

6-1162-ILK-0317

LAN Airlines S.A.

Avenida Presidente Riesco 5711 Piso 19

Las Condes

Santiago, Chile

Subject:	Option Aircraft

Reference:	Purchase Agreement No. 3256 (the Purchase Agreement) between The Boeing Company (Boeing) and LAN Airlines S.A. (Customer) relating to Boeing Model 787-916/-816 aircraft (the Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Boeing agrees to manufacture and sell to Customer additional Boeing Model 787-816 aircraft as Option Aircraft. The delivery months, number of aircraft, Advance Payment Base Price per aircraft and advance payment schedule are listed in the Attachments to this Letter Agreement.

1.	Aircraft Description and Changes

1.1. Aircraft Description: The Option Aircraft are described by the Detail Specification listed in the Attachments.

1.2. Changes: The Detail Specification will be revised to include:

(i)	Changes applicable to the basic Boeing Model 787-816 aircraft which are developed by Boeing between the date of the Detail Specification and the signing of the definitive agreement to purchase the Option Aircraft;

(ii)	Changes required to obtain required regulatory certificates; and

(iii)	Changes mutually agreed upon.

2.	Price

2.1. The pricing elements of the Option Aircraft are listed in the Attachment.

P.A. No. 3256
Option_Aircraft
BOEING PROPRIETARY

LAN Airlines S.A.

6-1162-ILK-0317 Page 2

2.2. Price Adjustments.

2.2.1. Optional Features. The price for Optional Features selected for the Option Aircraft will be adjusted to Boeing’s current prices as of the date of execution of the definitive agreement for the Option Aircraft.

2.2.2. Escalation Adjustments. The Airframe Price and the price of Optional Features for Option Aircraft will be escalated on the same basis as the Aircraft, and will be adjusted to Boeing’s current escalation provisions as of the date of execution of the definitive agreement for the Option Aircraft.

2.2.3 Base Price Adjustments. The Airframe Price and the Engine Price of the Option Aircraft will be adjusted to Boeing’s and the engine manufacturer’s current prices as of the date of execution of the definitive agreement for the Option Aircraft.

3.	Payment.

3.1 Customer will pay a deposit to Boeing in the amount shown in the Attachment for each Option Aircraft (Deposit), on the date of this Letter Agreement. If Customer exercises an option, the Deposit will be credited against the first advance payment due. If Customer does not exercise an option, Boeing will retain the Deposit for that Option Aircraft.

3.2 Following option exercise, advance payments in the amounts and at the times listed in the Attachment will be payable for the Option Aircraft. The remainder of the Aircraft Price for the Option Aircraft will be paid at the time of delivery.

4.	Option Exercise.

4.1. Customer may exercise an option by giving written notice to Boeing on or before the date twenty-four (24) months prior to the delivery dates listed in the Attachment (Option Exercise Date).

4.2. If Boeing must make production decisions which are dependent on Customer’s exercising an option earlier than the Option Exercise Date, Boeing may accelerate the Option Exercise Date subject to Customer’s agreement. If Boeing and Customer fail to agree to a revised Option Exercise Date, either party may terminate the option and Boeing will refund to Customer, without interest, any Deposit and advance payments received by Boeing with respect to the terminated Option Aircraft.

5.	Contract Terms.

Boeing and Customer will use their best efforts to reach a definitive agreement for the purchase of an Option Aircraft, including the terms and conditions contained in this Letter Agreement, in the Purchase Agreement, and other terms and conditions as may be agreed upon. In the event the parties have not entered into a

P.A. No. 3256
Option_Aircraft
BOEING PROPRIETARY

LAN Airlines S.A.
6-1162-ILK-0317 Page 3

definitive agreement within thirty (30) days following option exercise, either party may terminate the purchase of such Option Aircraft by giving written notice to the other within five (5) days. If Customer and Boeing fail to enter into such definitive agreement, Boeing will retain the Deposit for that Option Aircraft.

Very truly yours,

THE BOEING COMPANY

By:
[***]
Its:	Attorney-In-Fact

Attachment 1

P.A. No. 3256
Option_Aircraft
BOEING PROPRIETARY

LAN Airlines S.A.

6-1162-ILK-0317 Page 4

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated herein, please indicate your acceptance and approval.

ACCEPTED AND AGREED TO this 29th day of October of 2007

LAN AIRLINES S.A.

By:
Mr. Carlos Prado C.
Its:	Senior VP Corporate Investments

By:
Mr. Marco Jofré M.
Its:	Senior VP Operations, Engineering &
Maintenance

P.A. No. 3256
Option_Aircraft
BOEING PROPRIETARY

Attachment 1 to

Letter Agreement No. 6-1162-ILK-0317

[***]787-8 Option Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	787-8	[***]	Detail Specification:	[***]
Engine Model/Thrust:	[***]	[***]	Airframe Price Base Year/Escalation Formula:	[***]	[***]
Airframe Price:		[***]	Engine Price Base Year/Escalation Formula:	[***]	[***]
Optional Features:		[***]

Sub-Total of Airframe and Features:		[***]	Airframe Escalation Data:
Engine Price (Per Aircraft):		[***]	Base Year Index (ECI):	[***]

Aircraft Basic Price (Excluding BFE/SPE):		[***]	Base Year Index (CPI):	[***]

Buyer Furnished Equipment (BFE) Estimate:		[***]	Engine Escalation Data:
Catalog Selected In Flight Entertainment (IFE) Estimate:		[***]	Base Year Index (ECI):	[***]
Non-Refundable Deposit/Aircraft at Def Agreemt:		[***]	Base Year Index (CPI):	[***]

Delivery Date	Number of Aircraft	3% Escalation Factor (Airframe)	Escalation Factor (Engine)	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					At Signing 1%	24 Mos. 4%	21/18/12/9/6 Mos. 5%	Total 30%
[***]	2	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	2	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	2	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	2	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	2	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	2	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	1	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	2	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Total:	15			[***]	[***]	[***]	[***]	[***]

P.A. No. 3256, APR 45875
Option_Aircraft		Page 1
BOEING PROPRIETARY

Attachment 1 to

Letter Agreement No. 6-1162-ILK-0317

[***]787-8 Option Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	787-8	[***]	Detail Specification:	[***]
Engine Model/Thrust:	[***]	[***]	Airframe Price Base Year/Escalation Formula:	[***]	[***]
Airframe Price:		[***]	Engine Price Base Year/Escalation Formula:	[***]	[***]
Optional Features:		[***]

Sub-Total of Airframe and Features:		[***]	Airframe Escalation Data:

Engine Price (Per Aircraft):		[***]	Base Year Index (ECI):	[***]

Aircraft Basic Price (Excluding BFE/SPE):		[***]	Base Year Index (CPI):	[***]

Buyer Furnished Equipment (BFE) Estimate:		[***]	Engine Escalation Data:

Catalog Selected In Flight Entertainment (IFE) Estimate:		[***]	Base Year Index (ECI):	[***]
			Base Year Index (CPI):	[***]
Non-Refundable Deposit/Aircraft at Def Agreemt:		[***]

Delivery Date	Number of Aircraft	3% Escalation Factor (Airframe)	Escalation Factor (Engine)		Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						At Signing 1%	24 Mos. 4%	21/18/12/9/6 Mos. 5%	Total 30%
[***]	2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	1	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Total:	15				[***]	[***]	[***]	[***]	[***]

P.A. No. 3256, APR 45875
Option_Aircraft
BOEING PROPRIETARY

The Boeing Company

P.O. Box 3707

Seattle, WA 98124-2207

6-1162-ILK-0318

LAN Airlines S.A.

Avenida Presidente Riesco 5711

Piso 19

Las Condes

Santiago, Chile

Subject:	Alternate Engine Selection

Reference:	Purchase Agreement No. 3256 (the Purchase Agreement) between The Boeing Company (Boeing) and LAN Airlines S.A. (Customer) relating to Boeing Model 787-916/-816 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

[***], Customer has requested and Boeing has agreed that Customer may delay the selection of engines for the Aircraft beyond the signing date of the Purchase Agreement. [***]. The engine model and prices shown in Table 1 [***] and the Performance Guarantees attached to Letter Agreement Number 6-1162-ILK-0328 will be replaced with the relevant documents for Customer’s chosen engine.

Customer shall notify Boeing of Customer’s final engine selection on or before [***] and Boeing and Customer shall execute a Supplemental Agreement to the Purchase Agreement conforming Table 1, Supplemental Exhibit EE1 and the Performance Guarantees to Customer’s engine selection.

Confidential Treatment.

[***]

P.A. No. 3256
ALTERNATE ENGINE SELECTION

LAN Airlines S.A.
6-1162-ILK-0318 Page 3

[***]

Very truly yours,

THE BOEING COMPANY

By:
[***]
Its:	Attorney-In-Fact

P.A. No. 3256
ALTERNATE ENGINE SELECTION

LAN Airlines S.A.
6-1162-ILK-0318 Page 3

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated herein, please indicate your acceptance and approval.

ACCEPTED AND AGREED TO this 29th day of October of 2007

LAN AIRLINES S.A.

By:
Mr. Carlos Prado C.
Its:	Senior VP Corporate Investments

By:
Mr. Marco Jofré M.
Its:	Senior VP Operations, Engineering &
Maintenance

P.A. No. 3256
ALTERNATE ENGINE SELECTION

The Boeing Company

P.O. Box 3707

Seattle, WA 98124-2207

6-1162-ILK-0319

LAN Airlines S.A.

Avenida Presidente Riesco 5711

Piso 19

Las Condes

Santiago, Chile

Subject: [***]

Reference:	1)	Purchase Agreement No. 3256 (the Purchase Agreement) between The Boeing Company (Boeing) and LAN Airlines S.A. (Customer) relating to Boeing Model 787-916/-816 aircraft (Aircraft); and

	2)	Aircraft General Terms Agreement dated as of the 9th of May of 1997 between the parties, identified as AGTA-LAN (AGTA).

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.	Definitions.

1.1 [***]

1.2 [***]

1.3 [***]

1.4 [***]

1.5 [***]

1.6 [***]

P.A. No. 3256
[***]	BOEING PROPRIETARY

LAN Airlines S.A.
6-1162-ILK-0319 Page 2

1.7 [***]

1.8 [***]

2. [***]

2.1 [***]

2.2 [***]

2.3 [***]

3. [***]

3.1 [***]

3.1.1 [***]

P.A. No. 3256
[***]	BOEING PROPRIETARY

LAN Airlines S.A.
6-1162-ILK-0319 Page 3

3.1.2 [***]

3.1.3 [***]

3.1.4 [***]

3.2 [***]

3.3 [***]

P.A. No. 3256
[***]	BOEING PROPRIETARY

LAN Airlines S.A.
6-1162-ILK-0319 Page 4

[***]

3.3.1 [***]

3.3.2 [***]

3.3.3 [***]

3.4 [***]

P.A. No. 3256
[***]	BOEING PROPRIETARY

LAN Airlines S.A.
6-1162-ILK-0319 Page 5

[***]

3.4.1 [***]

3.4.2 [***]

P.A. No. 3256
[***]	BOEING PROPRIETARY

LAN Airlines S.A.
6-1162-ILK-0319 Page 6

[***]

3.5 [***]

4. [***]

5.	Confidential Treatment.

[***]

P.A. No. 3256
[***]	BOEING PROPRIETARY

LAN Airlines S.A.
6-1162-ILK-0319 Page 7

[***]

Very truly yours,

THE BOEING COMPANY

By:
[***]
Its:	Attorney-In-Fact

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated herein, please indicate your acceptance and approval.

ACCEPTED AND AGREED TO this 29th day of October of 2007

LAN AIRLINES S.A.

By:
Mr. Carlos Prado C.
Its:	Senior VP Corporate Investments

By:
Mr. Marco Jofré M.
Its:	Senior VP Operations, Engineering &
Maintenance

P.A. No. 3256
[***]	BOEING PROPRIETARY

LAN Airlines S.A.
[***] to 6-112-ILK-0319 Page 1 of 1

[***]

P.A. No. 3256
[***]	BOEING PROPRIETARY

LAN Airlines S.A.
6-112-ILK-0319 Page 1 of 1, [***]

[***]

P.A. No. 3256
[***]	BOEING PROPRIETARY

LAN Airlines S.A.
Appendix 1, Attachment 1 to 6-1162-ILK-0319 Page 1 of 1

[***]

P.A. No. 3256
[***]	BOEING PROPRIETARY

LAN Airlines S.A.
Appendix 1, Attachment 3 to 6-1162-ILK-0319 Page 1 of 1

[***]

P.A. No. 3256
[***]	BOEING PROPRIETARY

LAN Airlines S.A.
Appendix 1, Attachment 3 to 6-1162-ILK-0319 Page 1 of 1

[***]

P.A. No. 3256
[***]	BOEING PROPRIETARY

The Boeing Company

P.O. Box 3707

Seattle, WA 98124-2207

6-1162-ILK-0320

LAN Airlines S.A.

Avenida Presidente Riesco 5711

Piso 19

Las Condes

Santiago, Chile

Subject:	[***]
Reference:	Purchase Agreement No. 3256 (the Purchase Agreement) between The Boeing Company (Boeing) and LAN Airlines S.A. (Customer) relating to Boeing Model 787-916/-816 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1. [***]

1.1 [***]

1.1.1 [***]

1.1.2 [***]

1.1.3 [***]

1.2 [***]

P.A. No. 3256
[***]	BOEING PROPRIETARY

LAN Airlines S.A.
6-1162-ILK-0320, Page 2

[***]

1.3 [***]

1.4 [***]

1.5 [***]

1.6 [***]

1.6.1 [***]

1.6.2 [***]

2.	Assignment.

[***]

3.	Confidential Treatment.

[***]

P.A. No. 3256
[***]	BOEING PROPRIETARY

LAN Airlines S.A.
6-1162-ILK-0320, Page 3

[***]

The rest of this page is intentionally blank.

P.A. No. 3256
[***]	BOEING PROPRIETARY

LAN Airlines S.A.
6-1162-ILK-0320, Page 4

Very truly yours,

THE BOEING COMPANY

By:
[***]
Its:	Attorney-In-Fact

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated herein, please indicate your acceptance and approval.

ACCEPTED AND AGREED TO this 29th day of October of 2007

LAN AIRLINES S.A.

By:
Mr. Carlos Prado C.
Its:	Senior VP Corporate Investments

By:
Mr. Marco Jofré M.
Its:	Senior VP Operations, Engineering &
Maintenance

P.A. No. 3256
[***]	BOEING PROPRIETARY

The Boeing Company

P.O. Box 3707

Seattle, WA 98124-2207

6-1162-ILK-0321

LAN Airlines S.A.

Avenida Presidente Riesco 5711

Piso 19

Las Condes

Santiago, Chile

Subject:	Demonstration Flight Waiver
Reference:	Purchase Agreement No. 3256 (the Purchase Agreement) between The Boeing Company (Boeing) and LAN Airlines S.A. (Customer) relating to Boeing Model 787-916/-816 aircraft (the Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.0	Definition of Terms

Correction Costs: Customer’s direct labor costs and the cost of any material required to correct a Flight Discrepancy where direct labor costs are equal to the warranty labor rate in effect between the parties at the time such labor is expended.

Flight Discrepancy: A failure or malfunction of an Aircraft, or the accessories, equipment or parts installed on the Aircraft which results from a defect in the Aircraft, Boeing Product, engine or Supplier Product or a nonconformance to the Detail Specification for the Aircraft.

2.0	Fuel Entitlement in Event of Demonstration Flight Waiver by Customer

The AGTA provides that each aircraft will be test flown prior to delivery for the purpose of demonstrating the functioning of such aircraft and its equipment to Customer; however, Customer may elect to waive this test flight. For each Aircraft test flight waived, Boeing agrees to provide Customer an amount of jet fuel at delivery that, including the standard fuel entitlement, totals the following amount of fuel:

Aircraft Model	Total Fuel Entitlement (U.S. Gallons)
787	Full tanks

P.A. No. 3256
Demonstration_Flight_Waiver	BOEING PROPRIETARY

LAN Airlines S.A.

6-1162-ILK-0321, Page 2

3.0	Correction Costs: Reimbursement Requirements and Conditions

Further, Boeing agrees to reimburse Customer for any Correction Costs incurred as a result of the discovery of a Flight Discrepancy during the first flight of the Aircraft by Customer following delivery to the extent such Correction Costs are not covered under a warranty provided by Boeing, the engine manufacturer or any of Boeing’s suppliers.

Should a Flight Discrepancy be detected by Customer which requires the return of the Aircraft to Boeing’s facilities at Seattle, Washington, so that Boeing may correct such Flight Discrepancy, Boeing and Customer agree that title to and risk of loss of such Aircraft will remain with Customer. In addition, it is agreed that Boeing will have responsibility for the Aircraft while it is on the ground at Boeing’s facilities in Seattle, Washington, as is chargeable by law to a bailee for mutual benefit, but Boeing shall not be chargeable for loss of use.

To be reimbursed for Correction Costs, Customer shall submit a written itemized statement describing any Flight Discrepancies and indicating the Correction Cost incurred by Customer for each such Flight Discrepancy. This request must be submitted to Boeing’s Contracts Regional Director at Renton, Washington, within ninety (90) days after the first flight by Customer.

Very truly yours,

THE BOEING COMPANY

By:
[***]
Its:	Attorney-In-Fact

P.A. No. 3256
Demonstration_Flight_Waiver
BOEING PROPRIETARY

LAN Airlines S.A.
6-1162-ILK-0321, Page 3

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated herein, please indicate your acceptance and approval.

ACCEPTED AND AGREED TO this 29th day of October of 2007

LAN AIRLINES S.A.

By:
Mr. Carlos Prado C.
Its:	Senior VP Corporate Investments

By:
Mr. Marco Jofré M.
Its:	Senior VP Operations, Engineering & Maintenance

P.A. No. 3256
Demonstration_Flight_Waiver
BOEING PROPRIETARY

The Boeing Company

P.O. Box 3707

Seattle, WA 98124-2207

6-1162-ILK-0322

LAN Airlines S.A.

Avenida Presidente Riesco 5711

Piso 19

Las Condes

Santiago, Chile

Subject:	[***]

References:	1) Purchase Agreement No. 3256 (the Purchase Agreement) between The Boeing Company (Boeing) and LAN Airlines S.A. (Customer) relating to Boeing Model 787-916/-816 aircraft (Aircraft)

[***]

P.A. No. 3256
[***]
BOEING PROPRIETARY

LAN Airlines S.A.
6-1162-ILK-0322, Page 2

[***]

1. [***]

2. [***]

3. [***]

4. [***]

5. [***]

6. [***]

7. [***]

8. [***]

9.	Confidential Treatment.

[***]

P.A. No. 3256
[***]
BOEING PROPRIETARY

LAN Airlines S.A.
6-1162-ILK-0322, Page 3

[***]

Very truly yours,

THE BOEING COMPANY

By:
[***]
Its:	Attorney-In-Fact

P.A. No. 3256
[***]
BOEING PROPRIETARY

LAN Airlines S.A.
6-1162-ILK-0322, Page 4

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated herein, please indicate your acceptance and approval.

ACCEPTED AND AGREED TO this 29th day of October of 2007

LAN AIRLINES S.A.

By:
Mr. Carlos Prado C.
Its:	Senior VP Corporate Investments

By:
Mr. Marco Jofré M.
Its:	Senior VP Operations, Engineering & Maintenance

[***]

P.A. No. 3256
[***]
BOEING PROPRIETARY

The Boeing Company

P.O. Box 3707

Seattle, WA 98124-2207

6-1162-ILK-0323

LAN Airlines S.A.

Av. Presidente Riesco 5711

Piso 19, Las Condes

SANTIAGO

CHILE

Subject:	[***]

References:	1) Purchase Agreement No. 3256 (the Purchase Agreement) between The Boeing Company (Boeing) and LAN Airlines S.A. (Customer) relating to Boeing Model 787-916/-816 Aircraft (Aircraft); and

[***]

This Letter Agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement and as in [***].

1.	Definitions.

[***]

2. [***]

P.A. No. 3256
[***]
BOEING PROPRIETARY

LAN Airlines S.A.
6-1162-ILK-0323 Page 2

[***]

P.A. No. 3256
[***]
BOEING PROPRIETARY

LAN Airlines S.A.
6-1162-ILK-0323 Page 3

[***]

P.A. No. 3256
[***]
BOEING PROPRIETARY

LAN Airlines S.A.
6-1162-ILK-0323 Page 4

[***]

P.A. No. 3256
[***]
BOEING PROPRIETARY

LAN Airlines S.A.
6-1162-ILK-0323 Page 5

[***]

P.A. No. 3256
[***]
BOEING PROPRIETARY

LAN Airlines S.A.
6-1162-ILK-0323 Page 6

[***]

3.	Confidential Treatment.

[***]

P.A. No. 3256
[***]
BOEING PROPRIETARY

LAN Airlines S.A.
6-1162-ILK-0323 Page 7

[***]

Very truly yours,

THE BOEING COMPANY

By:
[***]
Its:	Attorney-In-Fact

P.A. No. 3256
[***]
BOEING PROPRIETARY

LAN Airlines S.A.
6-1162-ILK-0323 Page 8

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated herein, please indicate your acceptance and approval.

ACCEPTED AND AGREED TO this 29th day of October of 2007

LAN AIRLINES S.A.

By:
Mr. Carlos Prado C.
Its:	Senior VP Corporate Investments

By:
Mr. Marco Jofré M.
Its:	Senior VP Operations, Engineering & Maintenance

P.A. No. 3256
[***]
BOEING PROPRIETARY

LAN Airlines S.A.
6-1162-ILK-0323, Attachment A, Page 1 of 1

[***]

P.A. No. 3256
[***]
BOEING PROPRIETARY

The Boeing Company

P.O. Box 3707

Seattle, WA 98124-2207

6-1162-ILK-0324

LAN Airlines S.A.

Av. Presidente Riesco 5711

Piso 19, Las Condes

SANTIAGO

CHILE

Subject:	[***]

References:	1) Purchase Agreement No. 3256 (the Purchase Agreement) between The Boeing Company (Boeing) and LAN Airlines S.A. (Customer) relating to Boeing Model 787-916/-816 aircraft (Aircraft);

2) AGTA Terms Revisions Letter Agreement 6-1162-ILK-0311, (AGTA Letter); and

3) Aircraft General Terms Agreement AGTA-LAN between The Boeing Company And LAN Airlines S. A. (AGTA).

This Letter Agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.	[***]

1.1 [***]

1.2 [***]

P.A. No. 3256
[***]
BOEING PROPRIETARY

LAN Airlines S.A.
6-1162-ILK-0324 Page 2

[***]

1.3 [***]

1.4 [***]

2.	Confidentiality.

[***]

P.A. No. 3256
[***]
BOEING PROPRIETARY

LAN Airlines S.A.
6-1162-ILK-0324 Page 3

[***]

Very truly yours,

THE BOEING COMPANY

By:
[***]
Its:	Attorney-In-Fact

P.A. No. 3256
[***]
BOEING PROPRIETARY

LAN Airlines S.A.
6-1162-ILK-0324 Page 4

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated herein, please indicate your acceptance and approval.

ACCEPTED AND AGREED TO this 29th day of October of 2007

LAN AIRLINES S.A.

By:
Mr. Carlos Prado C.
Its:	Senior VP Corporate Investments

By:
Mr. Marco Jofré M.
Its:	Senior VP Operations, Engineering & Maintenance

P.A. No. 3256
[***]
BOEING PROPRIETARY

The Boeing Company

P.O. Box 3707

Seattle, WA 98124-2207

6-1162-ILK-0326

LAN Airlines S.A.

Av. Presidente Riesco 5711

Piso 19, Las Condes

SANTIAGO

CHILE

Subject:	[***]

Reference:	Purchase Agreement No. 3256 (the Purchase Agreement) between The Boeing Company (Boeing) and LAN Airlines S.A. (Customer) relating to Boeing Model 787-916/-816 aircraft (Aircraft).

This Letter Agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

[***]

P.A. No. 3256
[***]
BOEING PROPRIETARY

LAN Airlines S.A.

6-1162-ILK-0326 Page 2

[***]

Very truly yours,

THE BOEING COMPANY

By:
[***]
Its:	Attorney-In-Fact

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated herein, please indicate your acceptance and approval.

ACCEPTED AND AGREED TO this 29th day of October of 2007

LAN AIRLINES S.A.

By:
Mr. Carlos Prado C.
Its:	Senior VP Corporate Investments

By:
Mr. Marco Jofré M.
Its:	Senior VP Operations, Engineering &
Maintenance

P.A. No. 3256
[***]	BOEING PROPRIETARY

LAN Airlines S.A.
Attachment 1 to 6-1162-ILK-0326 Page 1

[***]

P.A. No. 3256
[***]	BOEING PROPRIETARY

LAN Airlines S.A.

Attachment 2 to 6-1162-ILK-0326 Page 1

[***]

P.A. No. 3256
[***]	BOEING PROPRIETARY

The Boeing Company

P.O. Box 3707

Seattle, WA 98124-2207

6-1162-ILK-0327A

LAN Airlines S.A.

Avenida Presidente Riesco 5711

Piso 19

Las Condes

Santiago, Chile

Subject:	[***] Engines Powered 787-916 Aircraft Performance Guarantees

Reference:	Purchase Agreement No. 3256 (the Purchase Agreement) between The Boeing Company (Boeing) and LAN Airlines S.A. (Customer) relating to Model 787-916/-816 aircraft (the Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Boeing agrees to provide Customer with the performance guarantees in the Attachment. These guarantees are exclusive and expire upon delivery of the Aircraft to Customer.

Customer agrees not to disclose this Letter Agreement, attachments, or any other information related to this Letter Agreement without prior written consent by Boeing.

Very truly yours,

THE BOEING COMPANY

By:
[***]
Its:	Attorney-In-Fact

P.A. No. 3256
Performance_Guarantees	BOEING PROPRIETARY

Lan Airlines S.A.

6-1162-ILK-0327A

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval.

ACCEPTED AND AGREED TO this 29th day of October of 2007

LAN AIRLINES S.A.

By:
Mr. Carlos Prado C.
Its:	Senior VP Corporate Investments

By:
Mr. Marco Jofré M.
Its:	Senior VP Operations, Engineering &
Maintenance

P.A. No. 3256
Performance_Guarantees	BOEING PROPRIETARY

Attachment to Letter Agreement

No. 6-1162-ILK-0327A

[***] Engines

MODEL 787-9 PERFORMANCE GUARANTEES

FOR LAN AIRLINES S.A.

[***]

P.A. No. 3256		SS07-0547
AERO-B-BBA4-MO7-0893

Attachment to Letter Agreement

No. 6-1162-ILK-0327A

[***] Engines

1 [***]

2. [***]

2.1 [***]

2.1.1 [***]

2.1.2 [***]

P.A. No. 3256		SS07-0547
AERO-B-BBA4-MO7-0893

Attachment to Letter Agreement

No. 6-1162-ILK-0327A

[***]Engines

2.1.3 [***]

2.1.4 [***]

2.1.5 [***]

P.A. No. 3256		SS07-0547
AERO-B-BBA4-MO7-0893

Attachment to Letter Agreement

No. 6-1162-ILK-0327A

[***] Engines

[***]

2.1.6 [***]

2.2 [***]

2.2.1 [***]

2.2.2 [***]

P.A. No. 3256		SS07-0547
AERO-B-BBA4-MO7-0893

Attachment to Letter Agreement

No. 6-1162-ILK-0327A

[***] Engines

2.2.3 [***]

2.3 [***]

2.4 [***]

2.5 [***]

P.A. No. 3256		SS07-0547
AERO-B-BBA4-MO7-0893

Attachment to Letter Agreement

No. 6-1162-ILK-0327A

[***]Engines

2.6 [***]

2.7 [***]

2.8 [***]

P.A. No. 3256		SS07-0547
AERO-B-BBA4-MO7-0893

Attachment to Letter Agreement

No. 6-1162-ILK-0327A

[***] Engines

2.9 [***]

2.9.1 [***]

P.A. No. 3256		SS07-0547
AERO-B-BBA4-MO7-0893

Attachment to Letter Agreement

No. 6-1162-ILK-0327A

[***] Engines

[***]

P.A. No. 3256		SS07-0547
AERO-B-BBA4-MO7-0893

Attachment to Letter Agreement

No. 6-1162-ILK-0327A

[***] Engines

[***]

P.A. No. 3256		SS07-0547
AERO-B-BBA4-MO7-0893

Attachment to Letter Agreement

No. 6-1162-ILK-0327A

[***] Engines

2.9.2 [***]

P.A. No. 3256		SS07-0547
AERO-B-BBA4-MO7-0893

Attachment to Letter Agreement

No. 6-1162-ILK-0327A

[***] Engines

2.9.3 [***]

P.A. No. 3256		SS07-0547
AERO-B-BBA4-MO7-0893

Attachment to Letter Agreement

No. 6-1162-ILK-0327A

[***] Engines

[***]

P.A. No. 3256		SS07-0547
AERO-B-BBA4-MO7-0893

Attachment to Letter Agreement

No. 6-1162-ILK-0327A

[***] Engines

[***]

2.9.4 [***]

P.A. No. 3256		SS07-0547
AERO-B-BBA4-MO7-0893

Attachment to Letter Agreement

No. 6-1162-ILK-0327A

[***] Engines

[***]

2.9.5 [***]

P.A. No. 3256		SS07-0547
AERO-B-BBA4-MO7-0893

Attachment to Letter Agreement

No. 6-1162-ILK-0327A

[***] Engines

[***]

P.A. No. 3256		SS07-0547
AERO-B-BBA4-MO7-0893

Attachment to Letter Agreement

No. 6-1162-ILK-0327A

[***] Engines

[***]

P.A. No. 3256		SS07-0547
AERO-B-BBA4-MO7-0893

Attachment to Letter Agreement

No. 6-1162-ILK-0327A

[***] Engines

[***]

P.A. No. 3256		SS07-0547
AERO-B-BBA4-MO7-0893

Attachment to Letter Agreement

No. 6-1162-ILK-0327A

[***] Engines

2.9.6 [***]

P.A. No. 3256		SS07-0547
AERO-B-BBA4-MO7-0893

Attachment to Letter Agreement

No. 6-1162-ILK-0327A

[***] Engines

[***]

P.A. No. 3256		SS07-0547
AERO-B-BBA4-MO7-0893

Attachment to Letter Agreement

No. 6-1162-ILK-0327A

[***] Engines

[***]

P.A. No. 3256		SS07-0547
AERO-B-BBA4-MO7-0893

Attachment to Letter Agreement

No. 6-1162-ILK-0327A

[***] Engines

2.9.7 [***]

P.A. No. 3256		SS07-0547
AERO-B-BBA4-MO7-0893

Attachment to Letter Agreement

No. 6-1162-ILK-0327A

[***] Engines

[***]

P.A. No. 3256		SS07-0547
AERO-B-BBA4-MO7-0893

Attachment to Letter Agreement

No. 6-1162-ILK-0327A

[***] Engines

[***]

P.A. No. 3256		SS07-0547
AERO-B-BBA4-MO7-0893

Attachment to Letter Agreement

No. 6-1162-ILK-0327A

[***] Engines

2.9.8 [***]

P.A. No. 3256		SS07-0547
AERO-B-BBA4-MO7-0893

Attachment to Letter Agreement

No. 6-1162-ILK-0327A

[***] Engines

[***]

P.A. No. 3256		SS07-0547
AERO-B-BBA4-MO7-0893

Attachment to Letter Agreement

No. 6-1162-ILK-0327A

[***] Engines

[***]

2.9.9 [***]

P.A. No. 3256		SS07-0547
AERO-B-BBA4-MO7-0893

Attachment to Letter Agreement

No. 6-1162-ILK-0327A

[***] Engines

[***]

P.A. No. 3256		SS07-0547
AERO-B-BBA4-MO7-0893

Attachment to Letter Agreement

No. 6-1162-ILK-0327A

[***] Engines

[***]

P.A. No. 3256		SS07-0547
AERO-B-BBA4-MO7-0893

Attachment to Letter Agreement

No. 6-1162-ILK-0327A

[***] Engines

[***]

2.9.10 [***]

P.A. No. 3256		SS07-0547
AERO-B-BBA4-MO7-0893

Attachment to Letter Agreement

No. 6-1162-ILK-0327A

[***] Engines

2.9.11 [***]

P.A. No. 3256		SS07-0547
AERO-B-BBA4-MO7-0893

Attachment to Letter Agreement

No. 6-1162-ILK-0327A

[***] Engines

2.9.12 [***]

P.A. No. 3256		SS07-0547
AERO-B-BBA4-MO7-0893

Attachment to Letter Agreement

No. 6-1162-ILK-0327A

[***] Engines

3 [***]

3.1 [***]

3.2 [***]

4 [***]

4.1 [***]

4.2 [***]

P.A. No. 3256		SS07-0547
AERO-B-BBA4-MO7-0893

Attachment to Letter Agreement

No. 6-1162-ILK-0327A

[***] Engines

[***]

5 [***]

5.1 [***]

5.2 [***]

5.3 [***]

5.4 [***]

5.5 [***]

P.A. No. 3256		SS07-0547
AERO-B-BBA4-MO7-0893

Attachment to Letter Agreement

No. 6-1162-ILK-0327A

[***] Engines

[***]

5.6 [***]

5.7 [***]

5.8 [***]

5.9 [***]

5.10 [***]

6 [***]

6.1 [***]

6.2 [***]

P.A. No. 3256		SS07-0547
AERO-B-BBA4-MO7-0893

Attachment to Letter Agreement

No. 6-1162-ILK-0327A

[***] Engines

6.3 [***]

6.4 [***]

6.5 [***]

6.6 [***]

6.7 [***]

6.8 [***]

7	EXCLUSIVE GUARANTEES

THE ONLY PERFORMANCE GUARANTEES APPLICABLE TO THE AIRCRAFT ARE THOSE SET FORTH IN THIS ATTACHMENT

P.A. No. 3256		SS07-0547
AERO-B-BBA4-MO7-0893

The Boeing Company

P.O. Box 3707

Seattle, WA 98124-2207

6-1162-ILK-0327B

LAN Airlines S.A.

Avenida Presidente Riesco 5711

Piso 19

Las Condes

Santiago, Chile

Subject:	[***] 787-916 Aircraft Performance Guarantees

Reference:	Purchase Agreement No. 3256 (the Purchase Agreement) between The Boeing Company (Boeing) and LAN Airlines S.A. (Customer) relating to Model 787-916/-816 aircraft (the Aircraft).

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Boeing agrees to provide Customer with the performance guarantees in the Attachment. These guarantees are exclusive and expire upon delivery of the Aircraft to Customer.

Customer agrees not to disclose this Letter Agreement, attachments, or any other information related to this Letter Agreement without prior written consent by Boeing.

Very truly yours,

THE BOEING COMPANY

By:
[***]
Its:	Attorney-In-Fact

P.A. No. 3256
Performance_Guarantees	BOEING PROPRIETARY

LAN Airlines S.A.

6-1162-ILK-0327B Page 2

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval.

ACCEPTED AND AGREED TO this 29th day of October of 2007

LAN AIRLINES S.A.

By:
Mr. Carlos Prado C.
Its:	Senior VP Corporate Investments

By:
Mr. Marco Jofré M.
Its:	Senior VP Operations, Engineering & Maintenance

P.A. No. 3256
Performance_Guarantees

Attachment to Letter Agreement

No. 6-1162-ILK-0327B

[***] Engines

MODEL 787-9 PERFORMANCE GUARANTEES

FOR LAN AIRLINES S.A.

[***]

P.A. No. 3256
Performance_Guarantees

Attachment to Letter Agreement

No. 6-1162-ILK-0327B

[***] Engines

1 [***]

2 [***]

2.1 [***]

2.1.1 [***]

2.1.2 [***]

P.A. No. 3256
Performance_Guarantees

Attachment to Letter Agreement

No. 6-1162-ILK-0327B

[***] Engines

2.1.3 [***]

2.1.4 [***]

2.1.5 [***]

P.A. No. 3256
Performance_Guarantees

Attachment to Letter Agreement

No. 6-1162-ILK-0327B

[***] Engines

[***]

2.1.6 [***]

2.2 [***]

2.2.1 [***]

2.2.2 [***]

P.A. No. 3256
Performance_Guarantees

Attachment to Letter Agreement

No. 6-1162-ILK-0327B

[***] Engines

2.2.3 [***]

2.3 [***]

2.4 [***]

2.5 [***]

P.A. No. 3256
Performance_Guarantees

Attachment to Letter Agreement

No. 6-1162-ILK-0327B

[***] Engines

2.6 [***]

2.7 [***]

2.8 [***]

P.A. No. 3256
Performance_Guarantees

Attachment to Letter Agreement

No. 6-1162-ILK-0327B

[***] Engines

2.9 [***]

2.9.1 [***]

P.A. No. 3256
Performance_Guarantees

Attachment to Letter Agreement

No. 6-1162-ILK-0327B

[***] Engines

[***]

P.A. No. 3256
Performance_Guarantees

Attachment to Letter Agreement

No. 6-1162-ILK-0327B

[***] Engines

[***]

P.A. No. 3256
Performance_Guarantees

Attachment to Letter Agreement

No. 6-1162-ILK-0327B

[***] Engines

2.9.2 [***]

P.A. No. 3256
Performance_Guarantees

Attachment to Letter Agreement

No. 6-1162-ILK-0327B

[***] Engines

2.9.3 [***]

P.A. No. 3256
Performance_Guarantees

Attachment to Letter Agreement

No. 6-1162-ILK-0327B

[***] Engines

[***]

P.A. No. 3256
Performance_Guarantees

Attachment to Letter Agreement

No. 6-1162-ILK-0327B

[***] Engines

[***]

2.9.4 [***]

P.A. No. 3256
Performance_Guarantees

Attachment to Letter Agreement

No. 6-1162-ILK-0327B

[***] Engines

[***]

2.9.5 [***]

P.A. No. 3256
Performance_Guarantees

Attachment to Letter Agreement

No. 6-1162-ILK-0327B

[***] Engines

[***]

P.A. No. 3256
Performance_Guarantees

Attachment to Letter Agreement

No. 6-1162-ILK-0327B

[***] Engines

[***]

P.A. No. 3256
Performance_Guarantees

Attachment to Letter Agreement

No. 6-1162-ILK-0327B

[***] Engines

[***]

P.A. No. 3256
Performance_Guarantees

Attachment to Letter Agreement

No. 6-1162-ILK-0327B

[***] Engines

2.9.6 [***]

P.A. No. 3256
Performance_Guarantees

Attachment to Letter Agreement No. 6-1162-ILK-0327B [***] Engines Page 19

[***]

P.A. No. 3256
Performance_Guarantees

Attachment to Letter Agreement No. 6-1162-ILK-0327B [***] Engines Page 20

[***]

P.A. No. 3256
Performance_Guarantees

Attachment to Letter Agreement No. 6-1162-ILK-0327B [***] Engines Page 21

2.9.7 [***]

P.A. No. 3256
Performance_Guarantees

Attachment to Letter Agreement No. 6-1162-ILK-0327B [***] Engines Page 22

[***]

P.A. No. 3256
Performance_Guarantees

Attachment to Letter Agreement No. 6-1162-ILK-0327B [***] Engines Page 23

[***]

P.A. No. 3256
Performance_Guarantees

Attachment to Letter Agreement No. 6-1162-ILK-0327B [***] Engines Page 24

2.9.8 [***]

P.A. No. 3256
Performance_Guarantees

Attachment to Letter Agreement No. 6-1162-ILK-0327B [***] Engines Page 25

[***]

P.A. No. 3256
Performance_Guarantees

Attachment to Letter Agreement No. 6-1162-ILK-0327B [***] Engines Page 26

[***]

2.9.9 [***]

P.A. No. 3256
Performance_Guarantees

Attachment to Letter Agreement No. 6-1162-ILK-0327B [***] Engines Page 27

[***]

P.A. No. 3256
Performance_Guarantees

Attachment to Letter Agreement No. 6-1162-ILK-0327B [***] Engines Page 28

[***]

P.A. No. 3256
Performance_Guarantees

Attachment to Letter Agreement
No. 6-1162-ILK-0327B [***] Engines Page 29

[***]

2.9.10 [***]

P.A. No. 3256
Performance_Guarantees

Attachment to Letter Agreement No. 6-1162-ILK-0327B [***] Engines Page 30

2.9.11 [***]

P.A. No. 3256
Performance_Guarantees

Attachment to Letter Agreement No. 6-1162-ILK-0327B [***] Engines Page 31

2.9.12 [***]

P.A. No. 3256
Performance_Guarantees

Attachment to Letter Agreement No. 6-1162-ILK-0327B
[***] Engines Page 32

3 [***]

3.1 [***]

3.2 [***]

4 [***]

4.1 [***]

P.A. No. 3256
Performance_Guarantees

Attachment to Letter Agreement No. 6-1162-ILK-0327B
[***] Engines Page 33

4.2 [***]

5 [***]

5.1 [***]

5.2 [***]

5.3 [***]

5.4 [***]

P.A. No. 3256
Performance_Guarantees

Attachment to Letter Agreement No. 6-1162-ILK-0327B [***] Engines Page 34

5.5 [***]

5.6 [***]

5.7 [***]

5.8 [***]

5.9 [***]

5.10 [***]

6 [***]

6.1 [***]

6.2 [***]

P.A. No. 3256
Performance_Guarantees

Attachment to Letter Agreement No. 6-1162-ILK-0327B [***] Engines Page 35

6.3 [***]

6.4 [***]

6.5 [***]

6.6 [***]

6.7 [***]

6.8 [***]

7 EXCLUSIVE GUARANTEES

The only performance guarantees applicable to the Aircraft are those set forth in this Attachment.

P.A. No. 3256
Performance_Guarantees

The Boeing Company

P.O. Box 3707

Seattle, WA 98124-2207

LAN Airlines S.A.

Avenida Presidente Riesco 5711

Piso 19

Las Condes

Santigago, Chile

Subject:	[***] Engines Powered 787-816 Aircraft Performance Guarantees

Reference:	Purchase Agreement No. 3256 (the Purchase Agreement) between The Boeing Company (Boeing) and LAN Airlines S.A. (Customer) relating to Model 787-916/-816 aircraft (the Aircraft).

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Boeing agrees to provide Customer with the performance guarantees in the Attachment. These guarantees are exclusive and expire upon delivery of the Aircraft to Customer.

Customer agrees not to disclose this Letter Agreement, attachments, or any other information related to this Letter Agreement without prior written consent by Boeing.

Very truly yours,

THE BOEING COMPANY

By:
[***]
Its:	Attorney-In-Fact

P.A. No. 3256
Performance_Guarantees	BOEING PROPRIETARY

LAN Airlines S.A.
6-1162-ILK-0327C Page 2

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval.

ACCEPTED AND AGREED TO this 29th day of October of 2007

By:	LAN AIRLINES S.A.
Mr. Carlos Prado C.
Its:	Senior VP Corporate Investments

By:
Mr. Marco Jofré M.
Its:	Senior VP Operations, Engineering & Maintenance

P.A. No. 3256
Performance_Guarantees

Attachment to Letter Agreement No. 6-1162-ILK-0327C [***] Engines Page 1

MODEL 787-816 PERFORMANCE GUARANTEES

FOR LAN AIRLINES S.A.

[***]

P.A. No. 3256
AERO-B-BBA4-M07-0892		SS07-0547

Attachment to Letter Agreement No. 6-1162-ILK-0327C
[***] Engines

1 [***]

2 [***]

2.1 [***]

2.1.1 [***]

2.1.2 [***]

P.A. No. 3256 AERO-B-BBA4-M07-0892		SS07-0547

Attachment to Letter Agreement No. 6-1162-ILK-0327C
[***] Engines

2.1.3 [***]

2.1.4 [***]

2.1.5 [***]

P.A. No. 3256 AERO-B-BBA4-M07-0892		SS07-0547

Attachment to Letter Agreement No. 6-1162-ILK-0327C
[***] Engines

[***]

2.1.6 [***]

2.2 [***]

2.2.1 [***]

2.2.2 [***]

P.A. No. 3256 AERO-B-BBA4-M07-0892		SS07-0547

Attachment to Letter Agreement No. 6-1162-ILK-0327C
[***] Engines

2.2.3 [***]

2.3 [***]

2.4 [***]

2.5 [***]

P.A. No. 3256 AERO-B-BBA4-M07-0892		SS07-0547

Attachment to Letter Agreement No. 6-1162-ILK-0327C
[***] Engines

2.6 [***]

2.7 [***]

2.8 [***]

P.A. No. 3256 AERO-B-BBA4-M07-0892		SS07-0547

Attachment to Letter Agreement No. 6-1162-ILK-0327C
[***] Engines

2.9 [***]

2.9.1 [***]

P.A. No. 3256 AERO-B-BBA4-M07-0892		SS07-0547

Attachment to Letter Agreement No. 6-1162-ILK-0327C
[***] Engines

[***]

P.A. No. 3256 AERO-B-BBA4-M07-0892		SS07-0547

Attachment to Letter Agreement No. 6-1162-ILK-0327C
[***] Engines

[***]

P.A. No. 3256 AERO-B-BBA4-M07-0892		SS07-0547

Attachment to Letter Agreement No. 6-1162-ILK-0327C
[***] Engines

2.9.2 [***]

[***]

P.A. No. 3256 AERO-B-BBA4-M07-0892		SS07-0547

Attachment to Letter Agreement No. 6-1162-ILK-0327C
[***] Engines

2.9.3 [***]

P.A. No. 3256 AERO-B-BBA4-M07-0892		SS07-0547

Attachment to Letter Agreement No. 6-1162-ILK-0327C
[***] Engines

[***]

P.A. No. 3256 AERO-B-BBA4-M07-0892		SS07-0547

Attachment to Letter Agreement No. 6-1162-ILK-0327C
[***] Engines

[***]

P.A. No. 3256 AERO-B-BBA4-M07-0892		SS07-0547

Attachment to Letter Agreement No. 6-1162-ILK-0327C
[***] Engines

2.9.4 [***]

[***]

P.A. No. 3256 AERO-B-BBA4-M07-0892		SS07-0547

Attachment to Letter Agreement No. 6-1162-ILK-0327C
[***] Engines

2.9.5 [***]

[***]

P.A. No. 3256 AERO-B-BBA4-M07-0892		SS07-0547

Attachment to Letter Agreement No. 6-1162-ILK-0327C
[***] Engines

[***]

P.A. No. 3256 Performance_Guarantees		SS07-0547

Attachment to Letter Agreement No. 6-1162-ILK-0327C
[***] Engines

[***]

P.A. No. 3256 AERO-B-BBA4-M07-0892		SS07-0547

Attachment to Letter Agreement No. 6-1162-ILK-0327C
[***] Engines

2.9.6 [***]

P.A. No. 3256 AERO-B-BBA4-M07-0892		SS07-0547

Attachment to Letter Agreement No. 6-1162-ILK-0327C
[***] Engines

[***]

P.A. No. 3256 AERO-B-BBA4-M07-0892		SS07-0547

Attachment to Letter Agreement No. 6-1162-ILK-0327C
[***] Engines

[***]

P.A. No. 3256 AERO-B-BBA4-M07-0892		SS07-0547

Attachment to Letter Agreement No. 6-1162-ILK-0327C
[***] Engines

2.9.7 [***]

P.A. No. 3256 AERO-B-BBA4-M07-0892		SS07-0547

Attachment to Letter Agreement

No. 6-1162-ILK-0327C

[***] Engines

[***]

P.A. No. 3256
AERO-B-BBA4-M07-0892		SS07-0547

Attachment to Letter Agreement

No. 6-1162-ILK-0327C

[***] Engines

[***]

P.A. No. 3256
AERO-B-BBA4-M07-0892		SS07-0547

Attachment to Letter Agreement

No. 6-1162-ILK-0327C

[***] Engines

2.9.8 [***]

P.A. No. 3256
AERO-B-BBA4-M07-0892		SS07-0547

Attachment to Letter Agreement

No. 6-1162-ILK-0327C

[***] Engines

[***]

P.A. No. 3256
AERO-B-BBA4-M07-0892		SS07-0547

Attachment to Letter Agreement

No. 6-1162-ILK-0327C

[***] Engines

[***]

P.A. No. 3256
AERO-B-BBA4-M07-0892		SS07-0547

Attachment to Letter Agreement

No. 6-1162-ILK-0327C

[***] Engines

2.9.9 [***]

P.A. No. 3256
AERO-B-BBA4-M07-0892		SS07-0547

Attachment to Letter Agreement

No. 6-1162-ILK-0327C

[***] Engines

[***]

P.A. No. 3256
AERO-B-BBA4-M07-0892		SS07-0547

Attachment to Letter Agreement

No. 6-1162-ILK-0327C

[***] Engines

[***]

P.A. No. 3256
AERO-B-BBA4-M07-0892		SS07-0547

Attachment to Letter Agreement

No. 6-1162-ILK-0327C

[***] Engines

2.9.10 [***]

P.A. No. 3256
AERO-B-BBA4-M07-0892		SS07-0547

Attachment to Letter Agreement

No. 6-1162-ILK-0327C

[***] Engines

2.9.11 [***]

P.A. No. 3256
AERO-B-BBA4-M07-0892		SS07-0547

Attachment to Letter Agreement

No. 6-1162-ILK-0327C

[***] Engines

2.9.12 [***]

P.A. No. 3256
AERO-B-BBA4-M07-0892		SS07-0547

Attachment to Letter Agreement

No. 6-1162-ILK-0327C

[***] Engines

3 [***]

3.1 [***]

3.2 [***]

4 [***]

4.1 [***]

4.2 [***]

P.A. No. 3256
AERO-B-BBA4-M07-0892		SS07-0547

Attachment to Letter Agreement

No. 6-1162-ILK-0327C

[***] Engines

[***]

5 [***]

5.1 [***]

5.2 [***]

5.3 [***]

5.4 [***]

5.5 [***]

P.A. No. 3256
AERO-B-BBA4-M07-0892		SS07-0547

Attachment to Letter Agreement

No. 6-1162-ILK-0327C

[***] Engines

5.6 [***]

5.7 [***]

5.8 [***]

5.9 [***]

5.10 [***]

6 [***]

6.1 [***]

6.2 [***]

6.3 [***]

P.A. No. 3256
AERO-B-BBA4-M07-0892		SS07-0547

Attachment to Letter Agreement

No. 6-1162-ILK-0327C

[***] Engines

6.4 [***]

6.5 [***]

6.6 [***]

6.7 [***]

6.8 [***]

6.9 [***]

7	EXCLUSIVE GUARANTEES

The only performance guarantees applicable to the Aircraft are those set forth in this Attachment.

P.A. No. 3256
AERO-B-BBA4-M07-0892		SS07-0547

Boeing Commercial Airplanes

P.O. Box 3707

Seattle, WA 98124-2207

6-1162-ILK-0327D

LAN AIRLINES S.A.

Avenida Presidente Riesco 5711

Piso 19

Las Condes

Santiago, Chile

Subject:	[***] Powered 787-816 Aircraft Performance Guarantees

Reference:	Purchase Agreement No. 3256 (the Purchase Agreement) between The Boeing Company (Boeing) and LAN Airlines S.A. (Customer) relating to Model 787-916/-816 aircraft (the Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Boeing agrees to provide Customer with the performance guarantees in the Attachment. These guarantees are exclusive and expire upon delivery of the Aircraft to Customer.

Customer agrees not to disclose this Letter Agreement, attachments, or any other information related to this Letter Agreement without prior written consent by Boeing.

Very truly yours,

THE BOEING COMPANY

By:
[***]
Its:	Attorney-In-Fact

P.A. No. 3256
Performance_Guarantees
BOEING PROPRIETARY

LAN Airlines S.A.

6-1162-ILK-0327D

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval.

ACCEPTED AND AGREED TO this 29th day of October of 2007

LAN AIRLINES S.A.

By:
Mr. Carlos Prado C.
Its:	Senior VP Corporate Investments

By:
Mr. Marco Jofré M.
Its:	Senior VP Operations, Engineering & Maintenance

P.A. No. 3256
Performance_Guarantees
BOEING PROPRIETARY

Attachment to Letter Agreement

No. 6-1162-ILK-0327D

[***] Engines

MODEL 787-816 PERFORMANCE GUARANTEES

FOR LAN AIRLINES S.A.

[***]

P.A. No. 3256
Performance_Guarantees
BOEING PROPRIETARY

Attachment to Letter Agreement

No. 6-1162-ILK-0327D

[***] Engines

1 [***]

2 [***]

2.1 [***]

2.1.1 [***]

2.1.2 [***]

P.A. No. 3256
Performance_Guarantees
BOEING PROPRIETARY

Attachment to Letter Agreement

No. 6-1162-ILK-0327D

[***] Engines

2.1.3 [***]

2.1.4 [***]

2.1.5 [***]

P.A. No. 3256
Performance_Guarantees
BOEING PROPRIETARY

Attachment to Letter Agreement

No. 6-1162-ILK-0327D

[***] Engines

[***]

2.1.6 [***]

2.2 [***]

2.2.1 [***]

2.2.2 [***]

P.A. No. 3256 Performance_Guarantees
BOEING PROPRIETARY

Attachment to Letter Agreement

No. 6-1162-ILK-0327D

[***] Engines

2.2.3 [***]

2.3 [***]

2.4 [***]

2.5 [***]

P.A. No. 3256 Performance_Guarantees
BOEING PROPRIETARY

Attachment to Letter Agreement

No. 6-1162-ILK-0327D

[***] Engines

2.6 [***]

2.7 [***]

2.8 [***]

P.A. No. 3256 Performance_Guarantees
BOEING PROPRIETARY

Attachment to Letter Agreement

No. 6-1162-ILK-0327D

[***] Engines

2.9 [***]

2.9.1 [***]

P.A. No. 3256 Performance_Guarantees
BOEING PROPRIETARY

Attachment to Letter Agreement

No. 6-1162-ILK-0327D

[***] Engines

[***]

P.A. No. 3256 Performance_Guarantees
BOEING PROPRIETARY

Attachment to Letter Agreement

No. 6-1162-ILK-0327D

[***] Engines

[***]

P.A. No. 3256 Performance_Guarantees
BOEING PROPRIETARY

Attachment to Letter Agreement

No. 6-1162-ILK-0327D

[***] Engines

2.9.2 [***]

P.A. No. 3256 Performance_Guarantees
BOEING PROPRIETARY

Attachment to Letter Agreement

No. 6-1162-ILK-0327D

[***] Engines

2.9.3 [***]

[***]

P.A. No. 3256 Performance_Guarantees
BOEING PROPRIETARY

Attachment to Letter Agreement

No. 6-1162-ILK-0327D

[***] Engines

[***]

P.A. No. 3256 Performance_Guarantees
BOEING PROPRIETARY

Attachment to Letter Agreement

No. 6-1162-ILK-0327D

[***] Engines

[***]

P.A. No. 3256 Performance_Guarantees
BOEING PROPRIETARY

Attachment to Letter Agreement

No. 6-1162-ILK-0327D

[***] Engines

2.9.4 [***]

P.A. No. 3256 Performance_Guarantees
BOEING PROPRIETARY

Attachment to Letter Agreement

No. 6-1162-ILK-0327D

[***] Engines

2.9.5 [***]

P.A. No. 3256 Performance_Guarantees
BOEING PROPRIETARY

Attachment to Letter Agreement

No. 6-1162-ILK-0327D

[***] Engines

[***]

P.A. No. 3256 Performance_Guarantees
BOEING PROPRIETARY

Attachment to Letter Agreement

No. 6-1162-ILK-0327D

[***] Engines

[***]

P.A. No. 3256 Performance_Guarantees
BOEING PROPRIETARY

Attachment to Letter Agreement

No. 6-1162-ILK-0327D

[***] Engines

2.9.6 [***]

P.A. No. 3256 Performance_Guarantees
BOEING PROPRIETARY

Attachment to Letter Agreement

No. 6-1162-ILK-0327D

Trent [***] Engines

[***]

P.A. No. 3256 Performance_Guarantees
BOEING PROPRIETARY

Attachment to Letter Agreement

No. 6-1162-ILK-0327D

[***] Engines

[***]

P.A. No. 3256 Performance_Guarantees
BOEING PROPRIETARY

Attachment to Letter Agreement

No. 6-1162-ILK-0327D

[***] Engines

2.9.7 [***]

P.A. No. 3256 Performance_Guarantees
BOEING PROPRIETARY

Attachment to Letter Agreement

No. 6-1162-ILK-0327D

[***] Engines

[***]

P.A. No. 3256
Performance_Guarantees	BOEING PROPRIETARY

Attachment to Letter Agreement

No. 6-1162-ILK-0327D

[***] Engines

[***]

P.A. No. 3256
Performance_Guarantees	BOEING PROPRIETARY

Attachment to Letter Agreement

No. 6-1162-ILK-0327D

[***] Engines

2.9.8 [***]

P.A. No. 3256 Performance_Guarantees
BOEING PROPRIETARY

Attachment to Letter Agreement

No. 6-1162-ILK-0327D

[***] Engines

[***]

P.A. No. 3256 Performance_Guarantees
BOEING PROPRIETARY

Attachment to Letter Agreement

No. 6-1162-ILK-0327D

[***]

Engines

[***]

P.A. No. 3256 Performance_Guarantees
BOEING PROPRIETARY

Attachment to Letter Agreement

No. 6-1162-ILK-0327D

[***] Engines

2.9.9 [***]

P.A. No. 3256 Performance_Guarantees
BOEING PROPRIETARY

Attachment to Letter Agreement

No. 6-1162-ILK-0327D

[***] Engines

[***]

P.A. No. 3256 Performance_Guarantees
BOEING PROPRIETARY

Attachment to Letter Agreement

No. 6-1162-ILK-0327D

[***] Engines

[***]

P.A. No. 3256 Performance_Guarantees
BOEING PROPRIETARY

Attachment to Letter Agreement

No. 6-1162-ILK-0327D

[***] Engines

2.9.10 [***]

P.A. No. 3256 Performance_Guarantees
BOEING PROPRIETARY

Attachment to Letter Agreement

No. 6-1162-ILK-0327D

[***] Engines

2.9.11 [***]

P.A. No. 3256 Performance_Guarantees
BOEING PROPRIETARY

Attachment to Letter Agreement

No. 6-1162-ILK-0327D

[***] Engines

2.9.12 [***]

P.A. No. 3256 Performance_Guarantees
BOEING PROPRIETARY

Attachment to Letter Agreement

No. 6-1162-ILK-0327D

[***] Engines

3 [***]

3.1 [***]

3.2 [***]

4 [***]

4.1 [***]

P.A. No. 3256 Performance_Guarantees
BOEING PROPRIETARY

Attachment to Letter Agreement

No. 6-1162-ILK-0327D

[***] Engines

4.2 [***]

5 [***]

5.1 [***]

5.2 [***]

5.3 [***]

5.4 [***]

P.A. No. 3256 Performance_Guarantees
BOEING PROPRIETARY

Attachment to Letter Agreement

No. 6-1162-ILK-0327D

[***] Engines

5.5 [***]

5.6 [***]

5.7 [***]

5.8 [***]

5.9 [***]

5.10 [***]

6 [***]

6.1 [***]

6.2 [***]

P.A. No. 3256 Performance_Guarantees
BOEING PROPRIETARY

Attachment to Letter Agreement

No. 6-1162-ILK-0327D

[***] Engines

6.3 [***]

6.4 [***]

6.5 [***]

6.6 [***]

6.7 [***]

6.8 [***]

6.9 [***]

7	EXCLUSIVE GUARANTEES

The only performance guarantees applicable to the Aircraft are those set forth in this Attachment.

P.A. No. 3256 Performance_Guarantees
BOEING PROPRIETARY

The Boeing Company

P.O. Box 3707

Seattle, WA 98124-2207

6-1162-ILK-0328A

LAN Airlines S.A.

Av. Presidente Riesco 5711

Piso 19, Las Condes

SANTIAGO

CHILE

Subject:	[***]

Reference:	Purchase Agreement No. 3256 (the Purchase Agreement) between The Boeing Company (Boeing) and LAN Airlines S.A. (Customer) relating to Boeing Model 787-916/-816 Aircraft (Aircraft).

This Letter Agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

[***]

1. [***]

P.A. No. 3256 [***]		787-916
BOEING PROPRIETARY

LAN Airlines S.A.

No. 6-1162-ILK-0328A

[***]

2. [***]

2.1 [***]

2.2 [***]

P.A. No. 3256 [***]		787-916

LAN Airlines S.A.

No. 6-1162-ILK-0328A

3. [***]

3.1 [***]

3.2 [***]

3.3 [***]

4. [***]

P.A. No. 3256 [***]		787-916

LAN Airlines S.A.

No. 6-1162-ILK-0328A

5. [***]

6. [***]

6.1 [***]

6.2 [***]

6.3 [***]

P.A. No. 3256 [***]		787-916

LAN Airlines S.A.

No. 6-1162-ILK-0328A

6.4 [***]

6.5 [***]

P.A. No. 3256 [***]		787-916

LAN Airlines S.A.

No. 6-1162-ILK-0328A

7. [***]

7.1 [***]

7.2 [***]

P.A. No. 3256 [***]		787-916

LAN Airlines S.A.

No. 6-1162-ILK-0328A

[***]

7.3 [***]

7.4. [***]

7.5 [***]

8. [***]

P.A. No. 3256 [***]		787-916

LAN Airlines S.A.
No. 6-1162-ILK-0328A Page 8

9. [***]

10. [***]

11.	Confidential Treatment.

[***]

P.A. No. 3256
[***]		787-916

LAN Airlines S.A.
No. 6-1162-ILK-0328A Page 9

[***]

Very truly yours,

THE BOEING COMPANY

By:
[***]
Its:	Attorney-In-Fact

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated herein, please indicate your acceptance and approval.

ACCEPTED AND AGREED TO this 29th day of October of 2007

LAN AIRLINES S.A.

By:
Mr. Carlos Prado C.
Its:	Senior VP Corporate Investments

By:
Mr. Marco Jofré M.
Its:	Senior VP Operations, Engineering &
Maintenance

P.A. No. 3256
[***]		787-916

Attachment A to
Letter Agreement 6-1162-ILK-0328A

[***]

P.A. No. 3256
[***]		787-916

Attachment A to

Letter Agreement 6-1162-ILK-0328A

[***]

P.A. No. 3256
[***]		787-916

Attachment B to

Letter Agreement 6-1162-ILK-0328A

[***]

P.A. No. 3256
[***]		787-916

Attachment C to

Letter Agreement 6-1162-ILK-0328A

[***]

P.A. No. 3256
[***]		787-916

Attachment C to

Letter Agreement 6-1162-ILK-0328A

[***]

P.A. No. 3256
[***]		787-916

Boeing Commercial Airplanes

P.O. Box 3707

Seattle, WA 98124-2207

6-1162-ILK-0328B

LAN Airlines S.A.

Av. Presidente Riesco 5711

Piso 19, Las Condes

SANTIAGO

CHILE

Subject:	[***]

Reference:	Purchase Agreement No. 3256 (the Purchase Agreement) between The Boeing Company (Boeing) and LAN Airlines S.A. (Customer) relating to Boeing Model 787-916/-816 Aircraft (Aircraft).

This Letter Agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

[***]

1. [***]

P.A. No. 3256
[***]		SS07-0535

LAN Airlines S.A.

No. 6-1162-ILK-0328B

[***]

2. [***]

2.1 [***]

2.2 [***]

P.A. No. 3256
[***]		787-816

LAN Airlines S.A.

No. 6-1162-ILK-0328B

[***]

3. [***]

3.1 [***]

3.2 [***]

3.3 [***]

4. [***]

P.A. No. 3256
[***]		787-816

LAN Airlines S.A.

No. 6-1162-ILK-0328B

[***]

5. [***]

6. [***]

6.1 [***]

6.2 [***]

P.A. No. 3256
[***]		787-816

LAN Airlines S.A.

No. 6-1162-ILK-0328B

6.3 [***]

6.4 [***]

6.5 [***]

P.A. No. 3256
[***]		787-816

LAN Airlines S.A.

No. 6-1162-ILK-0328B

[***]

7. [***]

7.1 [***]

7.2 [***]

P.A. No. 3256
[***]		787-816

LAN Airlines S.A.

No. 6-1162-ILK-0328B

[***]

7.3 [***]

7.4. [***]

7.5 [***]

P.A. No. 3256
[***]		787-816

LAN Airlines S.A.

No. 6-1162-ILK-0328B

8. [***]

9. [***]

10. [***]

11.	Confidential Treatment.

[***]

P.A. No. 3256
[***]		787-816

LAN Airlines S.A.

No. 6-1162-ILK-0328B

[***]

Very truly yours,

THE BOEING COMPANY

By:
[***]
Its:	Attorney-In-Fact

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated herein, please indicate your acceptance and approval.

ACCEPTED AND AGREED TO this 29th day of October of 2007

LAN AIRLINES S.A.

By:
Mr. Carlos Prado C.
Its:	Senior VP Corporate Investments

By:
Mr. Marco Jofré M.
Its:	Senior VP Operations, Engineering & Maintenance

P.A. No. 3256
[***]		787-816

Attachment A to

Letter Agreement 6-1162-ILK-0328B

[***]

P.A. No. 3256
[***]		787-816

Attachment A to

Letter Agreement 6-1162-ILK-0328B

[***]

P.A. No. 3256
[***]		787-816

Attachment B to

Letter Agreement 6-1162-ILK-0328B

[***]

P.A. No. 3256
[***]		787-816

Attachment C to

Letter Agreement 6-1162-ILK-0328B

[***]

P.A. No. 3256
[***]		787-816

Attachment C to

Letter Agreement 6-1162-ILK-0328B

[***]

P.A. No. 3256
[***]		787-816

Boeing Commercial Airplanes

P.O. Box 3707

Seattle, WA 98124-2207

6-1162-ILK-0328C

LAN Airlines S.A.

Av. Presidente Riesco 5711

Piso 19, Las Condes

SANTIAGO

CHILE

Subject:	[***]

Reference:	Purchase Agreement No. 3256 (the Purchase Agreement) between The Boeing Company (Boeing) and LAN Airlines S.A. (Customer) relating to Boeing Model 787-916/-816 Aircraft (Aircraft).

This Letter Agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

[***]

1. [***]

P.A. No. 3256
[***]		SS07-0346

LAN Airlines S.A.

6-1162-ILK-0328C

[***]

2. [***]

2.1 [***]

2.2 [***]

P.A. No. 3256
[***]		787-916

LAN Airlines S.A.

6-1162-ILK-0328C

3. [***]

3.1 [***]

3.2 [***]

3.3 [***]

4. [***]

5. [***]

P.A. No. 3256
[***]		787-916

LAN Airlines S.A.

6-1162-ILK-0328C

6. [***]

6.1 [***]

6.2 [***]

6.3 [***]

6.4 [***]

P.A. No. 3256
[***]		787-916

LAN Airlines S.A.

6-1162-ILK-0328C

[***]

6.5 [***]

7. [***]

P.A. No. 3256
[***]		787-916

LAN Airlines S.A.

6-1162-ILK-0328C

[***]

7.1 [***]

7.2 [***]

P.A. No. 3256
[***]		787-916

LAN Airlines S.A.

6-1162-ILK-0328C

[***]

7.3 [***]

7.4. [***]

7.5 [***]

8 [***]

P.A. No. 3256
[***]		787-916

LAN Airlines S.A.

6-1162-ILK-0328C

9 [***]

10 [***]

11	Confidential Treatment.

[***]

P.A. No. 3256
[***]		787-916

LAN Airlines S.A.

6-1162-ILK-0328C

[***]

Very truly yours,

THE BOEING COMPANY

By:
[***]
Its:	Attorney-In-Fact

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated herein, please indicate your acceptance and approval.

ACCEPTED AND AGREED TO this 29th day of October of 2007

LAN AIRLINES S.A.

By:
Mr. Carlos Prado C.
Its:	Senior VP Corporate Investments

By:
Mr. Marco Jofré M.
Its:	Senior VP Operations, Engineering & Maintenance

P.A. No. 3256
[***]		787-916

Attachment A to

Letter Agreement 6-1162-ILK-0328C

[***]

P.A. No. 3256
[***]		787-916

Attachment A to

Letter Agreement 6-1162-ILK-0328C

[***]

P.A. No. 3256
[***]		787-916

Attachment B to

Letter Agreement 6-1162-ILK-0328C

[***]

P.A. No. 3256
[***]		787-916

Attachment C to

Letter Agreement 6-1162-ILK-0328C

[***]

P.A. No. 3256
[***]		787-916

Attachment C to

Letter Agreement 6-1162-ILK-0328C

[***]

P.A. No. 3256
[***]		787-916

Boeing Commercial Airplanes

P.O. Box 3707

Seattle, WA 98124-2207

6-1162-ILK-0328C

LAN Airlines S.A.

Av. Presidente Riesco 5711

Piso 19, Las Condes

SANTIAGO

CHILE

Subject:	[***]

Reference:	Purchase Agreement No. 3256 (the Purchase Agreement) between The Boeing Company (Boeing) and LAN Airlines S.A. (Customer) relating to Boeing Model 787-916/-816 Aircraft (Aircraft).

This Letter Agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

[***]

1. [***]

P.A. No. 3256
[***]		SS07-0535

LAN Airlines S.A.

6-1162-ILK-0328D

[***]

2. [***]

2.1 [***]

2.2 [***]

P.A. No. 3256
[***]		787-816

LAN Airlines S.A.

6-1162-ILK-0328C

3.	[***]

3.1 [***]

3.2 [***]

3.3 [***]

4. [***]

5. [***]

P.A. No. 3256
[***]		787-816

LAN Airlines S.A.

6-1162-ILK-0328C

6. [***]

6.1 [***]

6.2 [***]

6.3 [***]

6.4 [***]

P.A. No. 3256
[***]		787-816

LAN Airlines S.A.

6-1162-ILK-0328C

[***]

6.5 [***]

7. [***]

P.A. No. 3256
[***]		787-816

LAN Airlines S.A. 6-1162-ILK-0328C

7.1 [***]

7.2 [***]

P.A. No. 3256
[***]		787-816

LAN Airlines S.A. 6-1162-ILK-0328C

[***]

7.3 [***]

7.4 [***]

7.5 [***]

8 [***]

P.A. No. 3256
[***]		787-816

LAN Airlines S.A. 6-1162-ILK-0328C

9	[***]

10	[***]

11	Confidential Treatment.

[***]

P.A. No. 3256
[***]		787-816

LAN Airlines S.A.
6-1162-ILK-0328C Page 9

Very truly yours,
THE BOEING COMPANY

By:
[***]
Its:	Attorney-In-Fact

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated herein, please indicate your acceptance and approval.

ACCEPTED AND AGREED TO this 29th day of October of 2007

LAN AIRLINES S.A.

By:
Mr. Carlos Prado C.
Its:	Senior VP Corporate Investments

By:
Mr. Marco Jofré M.
Its:	Senior VP Operations, Engineering & Maintenance

P.A. No. 3256
[***]		787-816

Attachment A to
Letter Agreement 6-1162-ILK-0328D Page 1

[***]

P.A. No. 3256
[***]		787-816

Attachment A to
Letter Agreement 6-1162-ILK-0328D Page 2

[***]

P.A. No. 3256
[***]		787-816

Attachment B to
Letter Agreement 6-1162-ILK-0328D Page 1

[***]

P.A. No. 3256
[***]		787-816

Attachment C to
Letter Agreement 6-1162-ILK-0328C Page 1

[***]

P.A. No. 3256
[***]		787-816

Attachment C to
Letter Agreement 6-1162-ILK-0328C Page 2

[***]

P.A. No. 3256
[***]		787-816

The Boeing Company

P.O. Box 3707

Seattle, WA 98124-2207

6-1162-ILK-0329

LAN Airlines S.A.

Avenida Presidente Riesco 5711

Piso 19

Las Condes

Santiago, Chile

Subject:	[***]

Reference:	Purchase Agreement No. 3256 (the Purchase Agreement) between The Boeing Company (Boeing) and LAN Airlines S.A. (Customer) relating to Boeing Model 787-916/-816 aircraft (the Aircraft)

[***]

P.A. No. 3256
[***]	BOEING PROPRIETARY

LAN Airlines S.A.
6-1162-ILK-0329 Page 2

Very truly yours,

THE BOEING COMPANY

By:
[***]
Its:	Attorney-In-Fact

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated herein, please indicate your acceptance and approval below.

ACCEPTED AND AGREED TO this 29th day of October of 2007.

LAN AIRLINES S.A.

By:
Mr. Carlos Prado C.
Its:	Senior VP Corporate Investments

By:
Mr. Marco Jofre M.
Its:	Senior VP Operations, Engineering & Maintenance

P.A. No. 3256
[***]	BOEING PROPRIETARY

The Boeing Company

P.O. Box 3707

Seattle, WA 98124-2207

6-1162-ILK-0330

LAN Airlines S.A.

Av. Presidente Riesco 5711

Piso 19, Las Condes

SANTIAGO

CHILE

Subject:	[***]

Reference:	Purchase Agreement No. 3256 (the Purchase Agreement) between The Boeing Company (Boeing) and LAN Airlines S.A. (Customer) relating to Boeing Model 787-916/-816 aircraft.

This letter agreement (Letter Agreement) is entered into on the date below and amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

[***]

1. [***]

P.A. No. 3256
[***]	BOEING PROPRIETARY

LAN Airlines S.A.
6-1162-ILK-0330 Page 2

2. [***]

2.1 [***]

2.2 [***]

2.2.1 [***]

2.2.2 [***]

2.2.3 [***]

2.2.4 [***]

P.A. No. 3256
[***]	BOEING PROPRIETARY

LAN Airlines S.A.
6-1162-ILK-0330 Page 3

3. [***]

3.1 [***]

P.A. No. 3256
[***]	BOEING PROPRIETARY

LAN Airlines S.A.
6-1162-ILK-0330 Page 4

3.2 [***]

3.3 [***]

3.4 [***]

4. [***]

5. [***]

6. [***]

P.A. No. 3256
[***]	BOEING PROPRIETARY

LAN Airlines S.A.
6-1162-ILK-0330 Page 5

7.	Confidential Treatment.

[***]

Very truly yours,

THE BOEING COMPANY

By:
[***]
Its:	Attorney-In-Fact

P.A. No. 3256
[***]	BOEING PROPRIETARY

LAN Airlines S.A.
6-1162-ILK-0330 Page 6

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated herein, please indicate your acceptance and approval below.

ACCEPTED AND AGREED TO this 29th day of October of 2007.

LAN AIRLINES S.A.

By:
Mr. Carlos Prado C.
Its:	Senior VP Corporate Investments

By:
Mr. Marco Jofre M.

Its:	Senior VP Operations, Engineering & Maintenance

P.A. No. 3256
[***]	BOEING PROPRIETARY

The Boeing Company

P.O. Box 3707

Seattle, WA 98124-2207

6-1162-ILK-0331

LAN Airlines S.A.

Av. Presidente Riesco 5711

Piso 19, Las Condes

SANTIAGO

CHILE

Subject:	[***]

Reference:	Purchase Agreement No. 3256 (the Purchase Agreement) between The Boeing Company (Boeing) and LAN Airlines S.A. (Customer) relating to Boeing Model 787-916/-816 aircraft.

This letter agreement (Letter Agreement) is entered into on the date below and amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

[***]

1.	[***]

P.A. No. 3256
[***]	BOEING PROPRIETARY

LAN Airlines S.A.
6-1162-ILK-0331 Page 2

2. [***]

2.1 [***]

2.2 [***]

2.2.1 [***]

2.2.2 [***]

2.2.3 [***]

P.A. No. 3256
[***]	BOEING PROPRIETARY

LAN Airlines S.A.
6-1162-ILK-0331 Page 3

2.2.4 [***]

3. [***]

3.1 [***]

P.A. No. 3256
[***]	BOEING PROPRIETARY

LAN Airlines S.A.
6-1162-ILK-0331 Page 4

[***]

3.2 [***]

3.3. [***]

3.4 [***]

4. [***]

5. [***]

6. [***]

P.A. No. 3256
[***]	BOEING PROPRIETARY

LAN Airlines S.A.
6-1162-ILK-0331 Page 5

[***]

7.	Confidential Treatment.

[***]

P.A. No. 3256
[***]	BOEING PROPRIETARY

LAN Airlines S.A.
6-1162-ILK-0331 Page 6

Very truly yours,
THE BOEING COMPANY

By:
[***]
Its:	Attorney-In-Fact

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated herein, please indicate your acceptance and approval below.

ACCEPTED AND AGREED TO this 29th day of October of 2007.

LAN AIRLINES S.A.

By:
Mr. Carlos Prado C.
Its:	Senior VP Corporate Investments

By:
Mr. Marco Jofre M.
Its:	Senior VP Operations, Engineering & Maintenance

P.A. No. 3256
[***]	BOEING PROPRIETARY
Page 464 of 464